UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )
Filed by the Registrant  ☒
Filed by a Party other than the Registrant   ☐
Check the appropriate box:
 ☐  Preliminary Proxy Statement
 ☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒  Definitive Proxy Statement
 ☐  Definitive Additional Materials
 ☐  Soliciting Material Pursuant to § 240.14a-12
Ivanhoe Electric Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒  No fee required.
 ☐  Fee paid previously with preliminary materials.
 ☐  Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

April 28, 2023
Dear Stockholder:
You are cordially invited to attend the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Ivanhoe Electric Inc. (“Ivanhoe Electric” or the “Company”) on June 8, 2023, at 8:30 A.M. Mountain Standard Time (MST). The Annual Meeting will be held at Canopy by Hilton Tempe Downtown, 108 E. University Drive, Tempe, AZ 85281.
We hope you can join us for the Annual Meeting. As a stockholder, your participation in the affairs of Ivanhoe Electric is important, regardless of the number of shares you hold. Therefore, whether or not you are able to attend the Annual Meeting, please vote your shares as soon as possible by following the instructions provided in the Notice of Internet Availability, or if you hold your shares through a bank, broker or other financial intermediary, by following the instructions provided by the financial intermediary. If you decide to attend the Annual Meeting, you will be able to vote at the meeting even if you have previously voted.
Our Notice of the 2023 Annual Meeting of Stockholders, proxy statement for the Annual Meeting, and 2022 Annual Report are available at https://ivanhoeelectric.com/investors/annual-meeting-materials/. On April 28, 2023, we mailed our stockholders a notice containing instructions on how to access these materials and how to vote their shares. The notice provides instructions on how you can request a paper copy of these materials by mail, by telephone or by email. If you requested your materials via email, the email contains voting instructions and links to the materials on the Internet.
On behalf of the Board of Directors, we would like to express our appreciation for your continued interest in Ivanhoe Electric.
Sincerely yours,

/s/ Robert Friedland

Robert Friedland
Executive Chairman of the Board of Directors

/s/ Taylor Melvin

Taylor Melvin
President and Chief Executive Officer
606 – 999 Canada Place, Vancouver, BC V6C 3E1, Canada
TEL: (604) 689-8765
https://www.ivanhoeelectric.com

IVANHOE ELECTRIC INC.

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS (THE “ANNUAL MEETING”)
TIME	8:30 A.M. Mountain Standard Time (MST) on June 8, 2023.

LOCATION	Canopy by Hilton Tempe Downtown, 108 E. University Drive, Tempe, AZ 85281.

ITEMS OF BUSINESS	1.	The election of eight directors for terms to expire in 2024.

	2.	To ratify the appointment of Deloitte LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

RECORD DATE	You are entitled to vote at the Annual Meeting and any adjournment thereof if you were a stockholder at the close of business on April 13, 2023.

ANNUAL REPORT	Our 2022 Annual Report is a part of our proxy materials being made available to you.
We are utilizing a U.S. Securities and Exchange Commission rule that allows companies to furnish their proxy materials over the Internet rather than in paper form. We believe that this delivery process will reduce our environmental impact and over time lower the costs of printing and distributing our proxy materials. We believe that we can achieve these benefits with no impact on our stockholders’ timely access to this important information. If you have received our Notice of Internet Availability of Proxy Materials (the “Notice”) and you would prefer to receive proxy materials (including a proxy card) in printed form by mail or electronically by email, please follow the instructions contained in the Notice.
Whether or not you plan to attend the Annual Meeting, please vote your shares as soon as possible by telephone, via the Internet or by completing, dating, signing and returning a proxy card (as instructed in the Notice) to ensure your shares are voted, or, if you hold your shares in street name, by following the instructions provided by your bank, broker or other financial intermediary. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.
By Order of the Board of Directors

/s/ Cassandra Joseph

Cassandra Joseph Vice President, General Counsel and Corporate Secretary
April 28, 2023

i

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND
THE 2023 ANNUAL MEETING OF STOCKHOLDERS
Q:	When and where is the 2023 Annual Meeting of Stockholders?
A:
The 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Ivanhoe Electric Inc. (“Ivanhoe Electric,” the “Company,” “we,” “our,” or “us,” as the context requires) will be held on June 8, 2023, at 8:30 A.M. Mountain Standard Time (MST).

The Annual Meeting will be held in person at Canopy by Hilton Tempe Downtown, 108 E. University Drive, Tempe, AZ 85281.
Q:	Why is the Company providing these proxy materials?
A:
The board of directors is soliciting proxies on behalf of the Company to be voted at the Annual Meeting. When we ask for your proxy, we must provide you with a proxy statement and other proxy materials that contain certain information specified by law and other information.

Q:	What proxy materials are being made available to stockholders?
A:	The proxy materials consist of: (1) the Notice of 2023 Annual Meeting of Stockholders; (2) this proxy statement; and (3) the Company’s 2022 Annual Report (the “2022 Annual Report”).
If you request printed versions of the proxy materials by mail, these proxy materials will also include the proxy card or voting instruction form for the Annual Meeting.
Q:
Why did I receive a Notice of Internet Availability of Proxy Materials (the “Notice”) in the mail regarding the Internet availability of proxy materials instead of a full set paper copy of the proxy materials?

A:
We are utilizing a U.S. Securities and Exchange Commission (“SEC”) rule that allows companies to furnish their proxy materials over the Internet rather than in paper form. This rule allows a company to send some or all of its stockholders a Notice regarding Internet availability of proxy materials. Instructions on how to access the proxy materials over the Internet may be found in the Notice. If you have received a Notice and you would prefer to receive the proxy materials in printed form by mail or electronically by email, please follow the instructions contained in the Notice.

The SEC rules that allow us to furnish our proxy materials over the Internet rather than in paper form do not require us to do so for all stockholders. We may choose to send certain stockholders the Notice, while sending other stockholders a full set paper copy of our proxy materials.
Q:	When were the proxy materials first sent or made available to stockholders?
A:
The Notice was first mailed to stockholders on or about April 28, 2023. Once the Notice is received, stockholders have the option of (1) accessing the proxy materials, including instructions on how to vote, online or by phone; or (2) requesting that the proxy materials be sent to the stockholder in printed form by mail or electronically by email. Opting to receive your proxy materials online will save the Company the cost of printing and mailing documents to your home or business and will also give you an electronic link to the proxy voting site.

Q:	How can I access the proxy materials over the Internet?
A:
The Notice contains instructions on how to view the proxy materials on the Internet, vote your shares on the Internet and obtain printed or electronic copies of the proxy materials. An electronic copy of the proxy materials is available at https://ivanhoeelectric.com/investors/annual-meeting-materials/.

Q:	What proposals will be voted on at the Annual Meeting?
A:	There are two matters on which a vote is scheduled at the Annual Meeting:
•	The election of eight directors for terms to expire in 2024 (Proposal 1); and
•	The ratification of the appointment of Deloitte LLP as Ivanhoe Electric’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (Proposal 2).
We will also consider and vote upon any other business properly brought before the Annual Meeting.
Q:	What are the Board of Directors’ voting recommendations?
A:	The Board of Directors recommends that you vote your shares:
•	FOR the election of each director nominee (Proposal 1); and
•	FOR the ratification of the appointment of Deloitte LLP as Ivanhoe’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (Proposal 2).
Q:	What shares may I vote?
A:	You may vote all shares of common stock, par value $0.0001 per share, of the Company that you owned as of the close of business on April 13, 2023 (the “Record Date”). These shares include:
1.	those held directly in your name as the stockholder of record; and
2.	those held for you as the beneficial owner through a bank, broker or other financial intermediary at the close of business on the Record Date.
Each share of common stock is entitled to one vote. On the Record Date, there were 92,971,865 shares of our common stock issued and outstanding.
Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?
A:
Most stockholders hold their shares through a bank, broker or other financial intermediary rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and shares held beneficially.

Stockholder of Record
If your shares are registered directly in your name with Ivanhoe’s transfer agent, Computershare Investor Services Inc., you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to grant your proxy directly to Ivanhoe Electric or to vote your shares in person at the Annual Meeting.
Beneficial Owner
If you hold shares in a stock brokerage account or through a bank or other financial intermediary, you are considered the beneficial owner of shares held in street name. Your bank, broker or other financial intermediary is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your bank, broker, or other financial intermediary on how to vote your shares, but because you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. As a beneficial owner, you are, however, welcome to attend the Annual Meeting.
Q:	How can I attend the Annual Meeting?
A:	The Annual Meeting will be held in person at Canopy by Hilton Tempe Downtown, 108 E. University Drive, Tempe, AZ 85281.
You are entitled to participate in the Annual Meeting if you were a stockholder as of the close of business on the Record Date or hold a valid proxy for the meeting. To be admitted to the Annual Meeting, please bring and present a form of government-issued photo identification as well as documentation to demonstrate beneficial ownership of your shares if shares are held through a broker, bank, or other nominee.

Q:	How can I vote my shares at the Annual Meeting?
A:	If you are a stockholder of record, you may vote in person at the Annual Meeting.
Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy as described in the Notice so that your vote will be counted if you later decide not to attend the Annual Meeting. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.
Q:	How can I vote my shares without attending the Annual Meeting?
A:	If you hold your shares directly, you may vote by granting a proxy by one of the following methods:
On the Internet—You may vote at www.proxyvote.com 24 hours a day, seven days a week. Have your Notice, your proxy card, or the instructions that accompanied your proxy materials and enter the Control Number to submit your vote via the website. We encourage you to vote by proxy via the Internet, since it is quick, convenient and provides a cost savings to us. When you vote by proxy via the Internet prior to the Annual Meeting date, your vote is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and, therefore, not be counted.
By Telephone—You may vote using a touch-tone telephone by calling 1-800-690-6903 24 hours a day, seven days a week. Have your Notice, your proxy card, or the instructions that accompanied your proxy materials when you call and enter the Control Number when prompted to submit your vote. When you vote by telephone prior to the Annual Meeting date, your vote is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and, therefore, not be counted.
By Mail—You may vote using your proxy card by completing, signing, dating, and returning the proxy card in the self-addressed, postage-paid envelope provided. If you properly complete your proxy card and send it to us in time to vote, your proxy (one of the individuals named as proxies by our Board of Directors on your proxy card (the “Named Proxies”)) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your shares, as permitted, will be voted as recommended by our Board of Directors. If any other matter is presented at the Annual Meeting, the Named Proxies will vote in accordance with his or her best judgment. As of the date of this proxy statement, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this proxy statement.
If you are the beneficial owner of shares held in street name, you may instruct your bank, broker, or other financial intermediary to vote your shares by following the instructions provided by your bank, broker or other financial intermediary. Most intermediaries offer voting by mail, by telephone and on the Internet.
Q:	May I change or revoke my vote?
A:	Yes, you may change or revoke your proxy instructions at any time prior to the vote at the Annual Meeting.
If you hold your shares directly, you must (a) file with our Corporate Secretary a written notice of revocation or (b) timely deliver a valid, later-dated proxy by telephone, on the Internet, or by mail, or vote your shares in person at the Annual Meeting. Your attendance at the Annual Meeting will not by itself revoke your previously granted proxy unless you give written notice of revocation to our Corporate Secretary before the Annual Meeting, or you vote at the Annual Meeting. Any proxy submitted by a stockholder of record may be revoked at any time prior to its exercise at the Annual Meeting.
For shares you own beneficially, you may change your vote by submitting new voting instructions to your bank, broker or other financial intermediary, or by following the instructions that accompanied your proxy materials. If you voted on the Internet or by telephone, you may change your vote by following the instructions for voting by either method until 11:59 P.M. Eastern Time (ET) on June 7, 2023.
Q:	How are votes counted?
A:	On Proposal No. 1 -- the election of directors, you may vote “FOR”, “AGAINST” or “ABSTAIN” with respect to each nominee. For abstentions, see “What happens if I abstain from voting?” below.
On Proposal No. 2 – ratification of the appointment of our independent registered public accounting firm, you may vote “FOR”, “AGAINST” or “ABSTAIN.” For abstentions, see “What happens if I abstain from voting?” below.

If you specify a voting choice, your shares will be voted in accordance with that choice. If you vote your shares, but do not indicate your voting preferences, the Named Proxies, will vote your shares in accordance with the recommendations of the Board of Directors.
If you are a beneficial owner and you have not provided voting instructions to your bank, broker or other financial intermediary, such firm may exercise discretion to vote your shares only with respect to the ratification of our independent registered public accounting firm (Proposal 2). Your broker does not have discretionary authority to vote your shares in the election of the directors (Proposal 1), resulting in a “broker non-vote” with respect to this matter. See “What is a broker non-vote?” below for more information.
Q:	What is the quorum requirement for the Annual Meeting?
A:
The presence, in person or by proxy of the holders of a majority of the outstanding shares of stock entitled to vote at the meeting will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and “broker non-votes” (described below) will be counted as present and entitled to vote for purposes of determining a quorum.

Q:	What is the voting requirement to approve each of the proposals?
A:
The election of each director nominee (Proposal 1) will require that the votes cast for a nominee’s election exceed the votes cast against such nominee’s election (excluding abstentions and broker non-votes).

Approval of the ratification of our independent registered public accounting firm (Proposal 2) will require the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes).
In each case, a quorum must be present at the Annual Meeting for a valid vote.
Q:	What happens if I abstain from voting?
A:
If you submit a proxy and explicitly abstain from voting on any proposal, the shares represented by the proxy will be considered present at the Annual Meeting for the purpose of determining a quorum. Abstentions will not be counted as votes cast and therefore, they will have no effect on the outcome of any proposal.

Q:	What is a “broker non-vote”?
A:
A “broker non-vote” occurs when a broker submits a proxy that does not indicate a vote for one or more of the proposals because the broker has not received instructions from the beneficial owner on how to vote on such proposals and does not have discretionary authority to vote in the absence of instructions. Brokers have discretionary authority to vote on matters that are deemed “routine,” such as the ratification of our independent registered public accounting firm (Proposal 2). Brokers do not have discretionary authority to vote on matters that are deemed “non-routine,” such as the election of directors (Proposal 1). Broker non-votes will be counted for the purposes of determining whether a quorum exists at the Annual Meeting, but because they are not votes that are cast, they will have no effect on the outcome of Proposal 1.

Q:	Will I have dissenters’ rights?
A:
No dissenters’ rights are available under the General Corporation Law of the State of Delaware, our certificate of incorporation or our bylaws to any stockholder with respect to any of the proposals to be voted on at the Annual Meeting.

Q:	What does it mean if I receive more than one Notice, proxy card or voting instruction card?
A:
It means your shares are registered differently or are held in more than one account. To ensure that all of your shares are voted, please vote as instructed in each Notice or sign and return each proxy card or voting instruction card (if you have requested and received paper copies of this proxy statement and a proxy card or voting instruction card). If you vote by telephone or on the Internet, you will need to vote once for each Notice, proxy card or voting instruction card you receive.

Q:	Where can I find the voting results of the Annual Meeting?
A:	We will announce preliminary voting results at the Annual Meeting and publish final results in a Current Report on Form 8-K following the Annual Meeting.
Additional Q&A information regarding the Annual Meeting and stockholder proposals may be found on page 38.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
The Board of Directors
Our business and affairs are managed under the direction of the Board of Directors. Our Board of Directors currently consists of eight members.
Our Board of Directors consists of a single class of directors and directors will serve until a successor is duly elected and qualified or until a director’s earlier death, removal or resignation. The current members of our Board of Directors are: Robert Friedland, Taylor Melvin, Russell Ball, Francis Fannon, Hirofumi Katase, Patrick Loftus-Hills, Victoire de Margerie, and Priya Patil. Mr. Fannon is not standing for re-election at the Annual Meeting.
Our Board of Directors, on the recommendation of the Compensation and Nominating Committee, has nominated Robert Friedland, Taylor Melvin, Russell Ball, Hirofumi Katase, Patrick Loftus-Hills, Victoire de Margerie, and Priya Patil for re-election and has nominated Ronald Vance to stand for election at this year’s Annual Meeting. If re-elected (or elected, in the case of Mr. Vance), each of these eight nominees will serve on our Board until the 2024 annual meeting, or until his or her successor is duly elected and qualified in accordance with the Company’s bylaws. If any of these nominees should become unable to accept election, our Named Proxies may vote for other person(s) selected by our Board of Directors. Our Board of Directors has no reason to believe that any of the nominees will be unable to accept election.
Name	Position with the Company	Age as of the Annual Meeting	Director Since
Robert Friedland	Executive Chairman of the Board of Directors	72	2021
Taylor Melvin	President, Chief Executive Officer, and Director	53	2022
Russell Ball(1)(2)	Director	55	2022
Hirofumi Katase	Director	63	2022
Patrick Loftus-Hills(2)	Director	57	2023
Victoire de Margerie	Director	60	2022
Priya Patil(1)(2)	Director	60	2022
Ronald Vance	Director Nominee	70	—
(1)	Serves on our Audit Committee.
(2)	Serves on our Compensation and Nominating Committee

Directors

Robert Friedland has served as the Executive Chairman of our Board of Directors since November 2022. Prior to that time, Mr. Friedland founded Ivanhoe Electric and served as our Chief Executive Officer from July 2020 to November 2022 and as Chairman of our Board of Directors from April 2021 to November 2022. Mr. Friedland has over 25 years of experience and has been recognized by leaders of the international financial sector and mineral resource industries as an entrepreneurial explorer, technology innovator and company builder. Mr. Friedland’s experience is extensive: he has been the Director, President and Chief Executive Officer of Ivanhoe Capital Corporation (“Ivanhoe Capital”) since July 1988; the executive Co-Chairman since September 2018 (previously the Executive Chairman from May 2012 until September 2018) of Ivanhoe Mines Ltd.; and, the Co-Chair of SK Global Entertainment, Inc. from February 2017 to December 2021. Under Mr. Friedland’s tenure, Ivanhoe Capital has invested in a diverse portfolio of businesses focused on resource extraction, cutting edge technologies, and renewable energy. Additionally, Mr. Friedland is the co-Founder of I-Pulse Inc. (“I-Pulse”), a developer of a proprietary pulsed power technology that utilizes small bursts of high-powered electrical discharges in a number of different industrial applications. He has been I-Pulse’s Chairman since April 2008. He was the Chief Executive Officer of High Power Exploration Inc. (“HPX”), a private minerals exploration company from December 2015 to July 2022. HPX is the majority owner of the Nimba high-grade iron Ore deposit in Guinea, and Ivanhoe Electric was spun-out from HPX’s portfolio in 2021. Mr. Friedland has been Chairman of VRB Energy Inc., an Ivanhoe Electric subsidiary advancing utility-scale vanadium redox battery storage solutions, since June 2018. As one of the most recognized mining personalities and achievers in the world, Mr. Friedland is dedicated to serving on numerous boards in the natural resources sector. These positions include serving as a Co-Chairman and Director of Sunrise Energy Metals Limited (formerly Clean TeQ Holdings Limited) since September 2016, and Chairman of Gold X Mining Corp. from June 2020 until its acquisition by Gran Colombia Gold Corp. (now named GCM Mining Corp.) in June 2021. Mr. Friedland founded Ivanhoe Capital Acquisition Corp., a NYSE-listed special purpose acquisition corporation that completed its merger with SES AI Corporation (“SES”), a lithium-metal battery developer, in February 2022. He served as a director of SES until March 15, 2023. Since April 2022, Mr. Friedland has served as the chairman of Energy Capital Group. Mr. Friedland graduated with a degree in political science from Reed College.

Taylor Melvin has served as our Chief Executive Officer, President and member of our Board of Directors since November 2022. Mr. Melvin has over 20 years of experience in the natural resources sector as a senior corporate development professional and investment banker. He was most recently Vice President, Corporate Development for Freeport-McMoRan Inc. (NYSE: FCX), a leading international mining company focused on copper, headquartered in Phoenix, Arizona. Prior to joining Freeport in 2008, Mr. Melvin was an Executive Director in J.P. Morgan’s Natural Resources investment banking group in New York. Mr. Melvin received his Bachelor of Science in Business Administration and his MBA from the University of North Carolina at Chapel Hill.

Russell Ball has served as a director since June 2022. Mr. Ball is an international mining executive with thirty years of experience. He was the Chief Executive Officer of Calibre Mining Corp. (TSX: CXB) from October 2019 to February 2021 and Chair of the board beginning in 2018. From May 2013 to December 2017, Mr. Ball held various executive positions with Goldcorp Inc. (TSX: G; NYSE: GG) and was Goldcorp’s Executive Vice President Corporate Development and Chief Financial Officer from March 2016 to November 2017. Prior to that, Mr. Ball held various positions with Newmont Mining Corporation (NYSE: NEM) from 1994 to 2013 and was Executive Vice President and Chief Financial Officer from 2008 to May 2013. Mr. Ball is a Non-Executive Chair of the board of Faraday Cooper Corp. (TSX.V:FDY) and is a director of Trevali Mining Corporation (TSX: TV). Mr. Ball qualified as a Chartered Accountant (South Africa) and as a Certified Public Accountant in the United States. He holds a Masters in Accounting and a Post-Graduate Diploma in Accounting from the University of Natal (South Africa).

Hirofumi Katase has served as a director since January 2022. Mr. Katase has served as Executive Vice Chairman, Director General of Industrial Science and Technology and a member of the Board of Directors of I-Pulse Inc. since December 2017. Mr. Katase is also President of I-Pulse Japan Co., Ltd., I-Pulse’s operating subsidiary in Japan. Prior to these roles, he most recently served as Japan’s Vice Minister for International Affairs at the Ministry of the Economy, Trade and Industry (“METI”) from June 2016 to July 2017. He held numerous management positions in trade, energy and industrial policy at METI since joining in 1982. During his time at METI, Mr. Katase served in multiple Director General positions, including for the Industrial Science and Technology Policy and Environment Bureau and Trade Policy Bureau, where he led efforts that contributed to the signing of the Trans-Pacific Partnership, among other international agreements. He also was previously Deputy Secretary-General of the Secretariat of Strategic Headquarters for Space Policy at the Cabinet Office, where he helped establish the Office of National Space Policy — the headquarters responsible for Japan’s development of space policy and deployment of space infrastructure. He also was Director of the Oil and Natural Gas division at METI, where he led Japan’s upstream hydrocarbon policy for four years. Also at METI, he was Director of the Aerospace and Defense Industry division where he worked on launching the Mitsubishi Regional Jet (MRJ) program and cultivated international partnerships for the development of aircraft and aircraft engines. He has been a director of MinebeaMitsumi, a manufacturing company, since June 2021. Mr. Katase earned a Bachelor’s degree in law from the University of Tokyo and a Master’s degree in applied economics from the University of Michigan.

Patrick Loftus-Hills has served as a director since March 2023. Mr. Loftus-Hills brings over 35 years of experience in the global mining industry and is currently a Senior Advisor at Moelis & Company, a New York-based investment bank. He is also a former Partner and Managing Director at Moelis & Company. Prior to joining Moelis & Company in 2011, Mr. Loftus-Hills was the Joint Head of the Asian Industrials Group and Head of Natural Resources at UBS in Hong Kong and held leadership roles in the UBS global mining team in New York and Australia. He spent over 25 years in investment banking advising global mining companies on a range of transactions, including cross-border M&A and capital raises. He is also a Managing Member — Advisor of Sweetwater Royalties LLC – an Orion Resource Partners portfolio company, Chairman of the Monash University US Leadership Council, Co-Chairman of the US Friends of the Australian Chamber Orchestra and Vice Chairman of the AUS USA Foundation. He holds Law and Science degrees from Monash University in Australia.

Victoire de Margerie has served as a director since June 2022. Prof. de Margerie is Founder and Vice Chairman of the World Materials Forum and Executive Chairman/Reference Shareholder of Rondol Industrie SAS, a deep technology startup that develops extrusion machinery for drug formulations and other high-tech applications. Prof. de Margerie has spent 35 years in the Materials Industry in Canada, France, Germany, the United Kingdom and the United States, first as an executive and since 2003 as a board director of a number of companies including Arkema SA (Euronext Paris: AKE) from 2012 to 2022, Eurazeo (Euronext Paris: RF) from 2012 to 2022 and Babcock International Group (LSE: BAB) from 2016 to 2021. Prof. de Margerie has also served as a Director of Italcementi SpA, Morgan Ceramics, Outokumpu and Norsk Hydro ASA. Prof. de Margerie was elected an Academician at the National Academy of Technologies of France in 2019 and she joined the board of Mines ParisTech in 2021. She graduated from HEC Paris and Sciences Po Paris and holds a PhD in Management Science from Université de Paris 2, Pantheon Assas.

Priya Patil has served as a director since June 2022. Ms. Patil is an experienced corporate director and former senior public company executive and investment banker. In 2016, she began serving as an independent corporate director and has been serving as a volunteer board member of educational institutions and other economy-focused organizations since 2003. Ms. Patil was Head, Business Development (Diversified Industries) of the TSX from 2014 to 2016. She was Managing Director, Partner and Founding Partner (Eastern Operations) of PI Financial Corp. and a Managing Director, Partner and Head of Investment Banking for Loewen Ondaatje McCutcheon. Ms. Patil was the global general corporate counsel of Breakwater Global Resources Ltd, a mining company listed in Canada and the United States. She started her career as an attorney with Brobeck, Phleger & Harrison LLP in Palo Alto, California. Ms. Patil is a director of Rambler Metals & Mining PLC (AIM of LSE: RMM), Chair of its Compensation, Governance and Nominations Committee and a member of its Audit and Safety, Health, Environment and Community committees. She also serves on the board of Signature Resources Inc. (TSX-V: SIG). From 2016 to 2019, she was an independent corporate director of Alexandria Minerals Corporation, Chair of its Audit Committee and a member of the Management & Special Committee. Ms. Patil holds a B.Sc. (Statistics and Computer Sciences), from the University of Bombay and a J.D. from the University of Ottawa. Ms. Patil also completed the Directors Education Program at the Rotman School of Management (University of Toronto) and the Innovation Governance Program of the Council of Canadian Innovators. She is a member of the State Bar of California, the Ontario Bar (Law Society of Ontario) and Charter of the Institute of Corporate Directors (ICD.D).

Ronald Vance is a director nominee. Mr. Vance is a corporate director and retired senior executive with a distinguished track record in corporate development, corporate finance advisory and marketing management. He has over 40 years of experience in mining and corporate development. Mr. Vance retired from Teck Resources Limited where he served as Senior Vice President, Corporate Development from 2006 to 2014. Prior to joining Teck Resources, Mr. Vance worked as a Managing Director of Rothschild (Denver) Inc. from 1991 to 2000 and as Managing Director/Senior Advisor of Rothschild Inc. from 2000 to 2005. Mr. Vance is currently an independent director of Royal Gold Inc. (NASDAQ: RGLD) and serves as a member of its Compensation, Nominating and Governance Committee. Mr. Vance served as Chairman of the Board of Southern Peaks Mining, L.P. in 2018. He has been recommended as a director by the Chief Executive Officer of Ivanhoe Electric and his nomination has been approved by the Compensation and Nominating Committee.

Family Relationships
There are no family relationships among any of our directors, director nominees or executive officers.
Board of Directors Leadership Structure
Our Board is currently led by its Executive Chairman, Mr. Friedland. Our Board recognizes that it is important to determine an optimal board leadership structure to ensure independent oversight of management as the Company continues to grow. We separate the roles of Chief Executive Officer and Chairman of the Board in recognition of the differences between the two roles. The Chief Executive Officer is responsible for setting the strategic direction for the Company and the day-to-day leadership and performance of the Company, while the Executive Chairman provides guidance to the Chief Executive Officer and presides over meetings of the full Board. We believe this separation of responsibilities provides a balanced approach to managing the Board and overseeing the Company.
Our Board has concluded that our current leadership structure is appropriate at this time. However, our Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.
Director Independence
Under the rules of NYSE American, at least a majority of the directors on the Board of Directors of a listed company must be independent directors, however, a listed company that satisfied the definition of “smaller reporting company” in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), can maintain a board that is comprised of at least 50% independent directors. In addition, rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committees be independent. Under these rules, a director will only qualify as an “independent director” if, in the opinion of that company’s Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
Audit Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an Audit Committee of a listed company may not, other than in his or her capacity as a member of the Audit Committee, the Board of Directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.
Our Board of Directors has undertaken a review of the independence of each director nominee and considered whether each director nominee has a material relationship with us that would interfere with the exercise of independent judgment in carrying out his or her responsibilities as a director. As a result of this review, our Board of Directors determined each of Mr. Ball, Ms. de Margerie, Mr. Loftus-Hills, Ms. Patil and Mr. Vance are independent within the meaning of the applicable rules of the NYSE American and that each of Mr. Ball, Ms. Patil, and Mr. Vance is also an independent director under Rule 10A-3 under the Exchange Act for the purpose of Audit Committee membership. In making these determinations, our Board of Directors reviewed and discussed information provided by the directors to us with regard to each director’s business and personal activities and current and prior relationships as they may relate to us and our management, including the beneficial ownership of our capital stock by each non-employee director and any transactions involving them described in the section titled “Certain Relationships and Related Party Transactions.”
Diversity
Board of Directors
We have two women and one member of the lesbian, gay, bisexual, transgender and questioning (LGBTQ) community on the Board of Directors (representing 38% of our current directors). We have not adopted a formal policy with respect to the identification and nomination of diverse candidates on the Board of Directors. However, the Board of Directors is committed to increasing the level of underrepresented groups on the Board of Directors as board turnover occurs from time to time, taking into account the skills, background, experience and knowledge desired at a particular time by the Board of Directors and its committees. Accordingly, consideration of the diversity of the Board of Directors will be an important component of the selection process for new members of the Board of Directors going forward.

The Compensation and Nominating Committee, within the purview of its mandate, has the responsibility to take diversity into consideration as part of the overall director selection and nomination processes and to make the identification of female and other candidates from underrepresented groups a search criterion. Diversity on the Board of Directors will be achieved by monitoring the level of diverse representation and, where appropriate, recruiting qualified underrepresented group candidates to fill positions, as the need arises, through vacancies, growth or otherwise.
The Board of Directors has not adopted a target regarding the number of underrepresented group members on the Board of Directors as the Board of Directors has determined that a target would not be the most effective way of ensuring greater diversity. The Board of Directors will however consider the appropriateness of adopting such a target in the future.
Executive Officer Positions
In appointing individuals to executive officer positions, we weigh a number of factors, including skills, experience and personal attributes required for the position along with the level of female and other underrepresented group representation within our senior management team. There are currently three women occupying a senior executive position within the Company (23% of the executive officers). We are, however, committed to increasing the gender diversity of our executive officers going forward.
We have not adopted a target for the number of diverse members in executive officer positions. The Board of Directors believes the most effective way to achieve greater diversity in our senior management team is to identify high-potential women and members of other underrepresented groups within the organization and work with them to ensure they develop the skills, acquire the experience and have the opportunities necessary to eventually occupy executive officer positions. This includes taking action to build a culture of inclusion throughout the organization. The Board of Directors will, however, continue to evaluate the appropriateness of adopting targets in the future.
Board of Directors’ Role in Risk Oversight
Our Board of Directors has an active role, as a whole and also at the committee level, in overseeing the management of the risks we face. Our Board of Directors, as a whole, is responsible for general oversight of risks and regular review of information regarding our risks, including credit risks, liquidity risks and operational risks. In addition, our Audit Committee reviews and discusses with our management the risks faced by our Company and the policies, guidelines, and processes by which management assesses and manages our Company’s risks, including major financial risk exposures and cybersecurity risk exposures, and the steps our management has taken to monitor and control such exposures.
Committees of the Board of Directors
Our board of directors has two committees: the Audit Committee and the Compensation and Nominating Committee. In 2022, the Audit Committee held three meetings and the Compensation and Nominating Committee held two meetings. The committee charters are each available on the corporate governance section of our website at www.ivanhoeelectric.com. From time to time, our Board of Directors may also establish other committees that it deems necessary or desirable.
Audit Committee. The Audit Committee consists of Mr. Ball (Chair) and Ms. Patil and is comprised entirely of independent directors. The Company expects to appoint Mr. Vance to the Audit Committee by June 27, 2023, within one year of the Company’s initial public offering. The Audit Committee operates pursuant to a charter approved by the Board of Directors. The Audit Committee approves the engagement of our independent public auditor and the scope of the audit to be undertaken by such auditor. In connection with our Annual Report on Form 10-K, the Audit Committee also reviews with management and the independent auditor the financial information to be included therein. In addition, the Audit Committee reviews all proposed related party transactions for the purpose of recommending to the disinterested members of the Board of Directors whether the transaction should be ratified and approved. See “Certain Relationships and Related Party Transactions.”
Compensation and Nominating Committee. The Compensation and Nominating Committee consists of Ms. Patil (Chair), Mr. Ball and Mr. Loftus-Hills and is comprised entirely of independent directors. The Compensation and Nominating Committee operates pursuant to a charter approved by the Board of Directors. The Compensation and Nominating Committee recommends and advises the independent directors of the Board of Directors with respect to the compensation for the Chief Executive Officer. The Compensation and Nominating Committee also recommends and advises the Board of Directors with respect to the compensation of directors and other executive officers. The Compensation and Nominating Committee makes recommendations to the Board of Directors regarding the establishment and terms of our employee equity-based incentive plans and will administer such plans. The Compensation and Nominating Committee identifies and nominates members for appointment and election to the Board of Directors and develops and recommends to the Board of Directors corporate governance principles applicable to us. The Compensation and Nominating Committee also oversees the annual evaluation of the Board of Directors’ performance.
Director Nominations
Director nominees are considered by our Compensation and Nominating Committee on a case-by-case basis. A candidate for election to our Board of Directors must possess the ability to apply good business judgment and must be in a position to properly exercise his or her duties of loyalty and care in his or her representation of the interests of stockholders. Candidates should also exhibit proven leadership capabilities, high integrity and experience with a high level of responsibilities within their chosen fields and have the ability to quickly grasp complex principles of business, finance, and transactions regarding the Company’s industry.
The Compensation and Nominating Committee will consider these criteria for nominees identified by the Compensation and Nominating Committee or the Board of Directors, by stockholders, or through other sources. When current directors are considered for nomination for reelection, the Compensation and Nominating Committee will take into consideration their prior contributions and performance as well as the composition of our Board of Directors as a whole, including whether the Board of Directors reflects the appropriate balance of independence, sound judgment, business specialization, technical skills, diversity, and other desired qualities. The Compensation and Nominating Committee will make a preliminary assessment of each proposed nominee based upon the résumé and biographical information, an indication of the individual’s willingness to serve, and other relevant information. This information will be evaluated against the criteria set forth above and the specific needs of the Company at that time. Based upon a preliminary assessment of the candidate(s), those who appear best suited to meet the needs of the Company may be invited to participate in a series of interviews, which are used as a further means of evaluating potential candidates. On the basis of information learned during this process, the Compensation and Nominating Committee will determine which nominee(s) to submit for election, with final approval of any candidate being determined by the Board of Directors. The Compensation and Nominating Committee will use the same process for evaluating all nominees, regardless of the original source of the nomination.
It is our Compensation and Nominating Committee’s responsibility to consider stockholder proposals for nominees for election as directors that are nominated in accordance with our certificate of incorporation and our bylaws, and other applicable laws, including the rules and regulations of the SEC and any stock market on which our stock is listed for trading or quotation. Generally, such recommendations made by a stockholder entitled to notice of, and to vote at, the meeting at which such proposed nominee is to be considered are required to be written and received by the Corporate Secretary of the Company by no later than the close of business on the 120th day, nor earlier than the close of business of the 150th day in advance of the first anniversary of the preceding year’s annual meeting of stockholders. The notice must set forth all of the information required by the Company’s bylaws.
Meetings and Attendance
The Board of Directors held six meetings in 2022. Each director who served as a director during 2022 participated in 75% or more of the meetings of the Board of Directors and of the committees on which he or she served during the year ended December 31, 2022 which were held during the period that such director served.
At regular meetings of the Board of Directors, the independent directors have an opportunity to meet in private without members of management.
Our directors may attend the Annual Meeting, and we encourage our directors to do so. We did not hold an annual meeting of stockholders in 2022 because we became a public company on June 27, 2022.
Code of Business Conduct and Ethics
Our Board of Directors has adopted a Code of Business Conduct and Ethics (the “Code”) applicable to our employees, directors and officers, in accordance with applicable United States federal securities laws and the corporate governance requirements of the NYSE American.

The Board of Directors is responsible for overseeing the Code and must approve any waivers of the Code for executive officers and directors. Any waivers of the Code for directors or executive officers must be approved by our Board and disclosed on Form 8-K within four business days after the occurrence of the event. We expect that any amendments to the Code, or any waivers of its requirements with respect to our executive officers and directors, will be disclosed on our website.
Securities Hedging
The Company’s Insider Trading Compliance Policy prohibits officers, directors and employees from engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities, whether such securities were granted as compensation or are otherwise held, directly or indirectly.
Communications with the Board of Directors
Any stockholder desiring to communicate with our Board, or one or more of our directors, may send a letter addressed to the Board of Directors, Ivanhoe Electric Inc. 606-999 Canada Place, Vancouver, British Columbia, Canada V6C 3E1, Attention: Corporate Secretary. The Corporate Secretary will review and forward to the appropriate members of the Board of Directors copies of all such correspondence that, in the opinion of the Corporate Secretary, deals with the functions of the Board or its committees or that the Corporate Secretary otherwise determines requires their attention. Concerns relating to accounting, internal controls or auditing matters will be brought promptly to the attention of the Chairman of the Audit Committee.

EXECUTIVE AND DIRECTOR COMPENSATION
This section discusses the material components of the executive compensation program for our executive officers who are named in the “2022 Summary Compensation Table” below. At December 31, 2022, our named executive officers (“NEOs”), which consist of our principal executive officers and the two other most highly compensated executive officers, were:
•	Robert Friedland, our Executive Chairman and former Chief Executive Officer
•	Taylor Melvin, our Chief Executive Officer and President;
•	Jordan Neeser, our Chief Financial Officer; and
•	Glen Kuntz, our Senior Vice President, Mine Development.
This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations, and determinations regarding future compensation programs. Actual compensation programs that we adopt may differ materially from the currently planned programs summarized in this discussion. As an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012, we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to emerging growth companies.
Summary Compensation Table
The table below summarizes the total compensation earned by each NEO in the fiscal year ended December 31, 2022.
2022 Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus ($)	Non-Equity Incentive Plan ($)	Stock Awards ($)(3)	Option Awards ($)(4)	All Other Compensation ($)	Total ($)
Robert Friedland Executive Chair (former Chief Executive Officer)	2022	$—	$—	$—	$97,787	$3,005,690	$—	$3,103,476
	2021	$—	$—	$—	$—	$1,046,875	$—	$1,046,875
Taylor Melvin(1) President and Chief Executive Officer	2022	$57,051	$—	$—	$7,485,000	$2,541,667	$—	$10,083,718
	2021	$—	$—	$—	$—	$—	$—	$—
Jordan Neeser(1) Chief Financial Officer	2022	$26,305	$—	$—	$—	$2,541,667	$—	$2,567,972
	2021	$—	$—	$—	$—	$—	$—	$—
Glen Kuntz(2) Senior Vice President, Mine Development	2022	$207,066	$38,423	$—	$10,182	$1,531,494	$8,128	$1,795,293
	2021	$—	$—	$—	$—	$—	$—	$—
(1)	Taylor Melvin and Jordan Neeser were appointed on November 21, 2022.
(2)	Glen Kuntz was appointed on January 24, 2022. A signing bonus of $38,423(Cdn$50,000) was paid to Mr. Kuntz upon hire. Other compensation of $8,128 relates to a vacation liability payout in 2022.
(3)
Represents the grant date fair value of restricted stock units (RSUs) granted to the NEOs determined in accordance with Financial Accounting Standards Board’s Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”). Mr. Friedland’s RSUs vest as follows: 37,745 Cordoba Minerals RSUs granted on December 3, 2020 will vest December 3, 2023; 100,000 Cordoba Minerals RSUs granted on August 1, 2022 will vest 1/3 annually for three years beginning on August 1, 2023; and 150,000 Kaizan Discovery RSUs granted February 7, 2022 began vesting 1/3 annually for three years on February 7, 2023. Mr. Taylor’s RSUs vest as follows: 750,000 Ivanhoe Electric RSUs granted on November 21, 2022 will vest 1/3 annually for three years beginning on November 21, 2023. Mr. Kuntz’s RSUs vest as follows: 25,000 Cordoba Minerals RSUs granted on August 1, 2022 vest 1/3 annually for three years beginning on August 1, 2023.

(4)	Represents the grant date fair value of stock options granted to the NEOs determined in accordance with FASB ASC Topic 718.
Executive Employment Agreements
Robert Friedland served as the Chief Executive Officer of Ivanhoe Electric without an employment contract. Effective November 21, 2022, Mr. Friedland stepped down as Chief Executive Officer of the Company and remains as the Executive Chairman of the Board of Directors of the Company. Mr. Friedland does not receive an annual base salary. Mr. Friedland is entitled to participate in the various employee benefit plans that are, from time to time, in effect for senior management employees.

Employment Agreement with Taylor Melvin
Effective November 21, 2022 Taylor Melvin was appointed President and Chief Executive Officer of the Company. Mr. Melvin also joined the Board of Directors effective on that date.
On October 21, 2022, Mr. Melvin entered into an employment agreement with the Company (the “CEO Employment Agreement”) for a term to continue indefinitely from the commencement of his employment until Mr. Melvin resigns or is terminated in accordance with the terms and conditions of the CEO Employment Agreement. Pursuant to the terms of the CEO Employment Agreement, Mr. Melvin is entitled to an annual base salary of $500,000 per year (“CEO Base Salary”). Mr. Melvin is eligible on an annual basis to receive short-term and long-term incentive awards, with a short-term bonus target of 100% of his CEO Base Salary (“CEO Short Term Bonus”) and a long-term bonus target of 200% of his CEO Base Salary for 2023, based on the terms and conditions of the Company’s then effective annual incentive and equity-based incentive plans or programs and contingent upon the degree of achievement of any applicable performance goals. The Company made an initial grant of 500,000 stock options (“CEO Options”) with an exercise price of $11.75 per share, which was designated as incentive stock options to the extent permissible under the Code with the remainder as nonqualified stock options, and 750,000 restricted stock units (“CEO RSUs”). The CEO Options and CEO RSUs will vest over three years in accordance with the terms of the applicable equity plans and award grant agreements.
In the event Mr. Melvin’s employment is terminated by the Company without “Cause” (as defined in the CEO Employment Agreement) and such termination is not in connection with a Change in Control (as defined in the CEO Employment Agreement), then Mr. Melvin will be entitled to severance pay equal to 1.5 times his annual CEO Base Salary and 1.5 times the target annual bonuses for the year in which termination of employment occurs. In the event of a Change of Control where Mr. Melvin’s employment is terminated during the 12 month period following such Change in Control by the Company without “Cause” or Mr. Melvin resigns for “Good Reason”, then Mr. Melvin will be entitled to severance pay equal to a lump sum cash payment equal to 18 months of his annual CEO Base Salary plus one additional month for each full year of service after the third full year of service up a maximum of 24 months annual CEO Base Salary together with 150% of the CEO Short Term Bonus for the year in which termination of employment occurs.
The CEO Employment Agreement includes customary covenants with respect to confidentiality of Company information. Also, the CEO Employment Agreement includes a covenant of non-solicitation of employees for a period of twelve months following Mr. Melvin’s separation from service.
Employment Agreement with Jordan Neeser
Effective November 21, 2022, Jordan Neeser was appointed as the Company’s Chief Financial Officer.
On November 17, 2022, Mr. Neeser entered into an employment agreement (the “CFO Employment Agreement”) for a term to continue indefinitely from the commencement of his employment until Mr. Neeser resigns or is terminated in accordance with the terms and conditions of the CFO Employment Agreement. Pursuant to the terms of the CFO Employment Agreement, Mr. Neeser is entitled to an annual base salary of $300,000 per year (“CFO Base Salary”). Mr. Neeser will be eligible on an annual basis to receive short-term and long-term incentive awards, with a short-term bonus target of 100% of his Base Salary (“CFO Short Term Bonus”) and a long-term bonus target of 200% of his CFO Base Salary for 2023, based on the terms and conditions of the Company’s then effective annual incentive and equity-based incentive plans or programs and contingent upon the degree of achievement of any applicable performance goals. The Company made an initial grant of 500,000 stock options with an exercise price of $11.75 per share, which will vest in accordance with the terms of the applicable equity plans and award grant agreements.
In the event Mr. Neeser’s employment is terminated by the Company without “Cause” (as defined in the CFO Employment Agreement) and such termination is not in connection with a Change in Control (as defined in the CFO Employment Agreement), then Mr. Neeser will be entitled to severance pay equal to 1.5 times his annual CFO Base Salary and 1.5 times the target annual bonuses for the year in which termination of employment occurs. In the event of a Change of Control where Mr. Neeser’s employment is terminated during the 12-month period following such Change in Control by the Company without “Cause” or Mr. Neeser resigns for “Good Reason”, then Mr. Neeser will be entitled to severance pay equal to a lump sum cash payment equal to 18 months of his annual CFO Base Salary plus one additional month for each full year of service after the third full year of service up to a maximum of 24 months annual CFO Base Salary together with 150% of the CFO Short Term Bonus for the year in which termination of employment occurs.

The CFO Employment Agreement includes customary covenants with respect to confidentiality of Company information. Also, the CFO Employment Agreements includes a covenant of non-solicitation of employees for a period of twelve months following Mr. Neeser’s separation from service.
Employment Agreement with Glen Kuntz
Effective January 24, 2022, Mr. Kuntz entered into an employment agreement (the “Kuntz Employment Agreement”) for a term to continue indefinitely until Mr. Kuntz resigns or is terminated in accordance with the terms and conditions of the Kuntz Employment Agreement. Pursuant to the terms of the Kuntz Employment Agreement, Mr. Kuntz is entitled to annual base salary of $275,000 per year. Mr. Kuntz will be eligible on an annual basis to receive short-term and long-term incentive awards, based on the terms and conditions of the Company’s then effective annual incentive and equity-based incentive plans or programs and contingent upon the degree of achievement of any applicable performance goals. The Company awarded Mr. Kuntz a C$50,000 signing bonus.
ln the event Mr. Kuntz’s employment is terminated by the Company without cause, whether or not in connection with a change of control, he will be entitled to either six months’ notice, pay in lieu of notice (calculated as base pay at the time of termination), or a combination thereof, payable as a lump sum or in equal monthly installments, at the Company’s discretion, for a six-month period.
The Kuntz Employment Agreement includes customary covenants with respect to confidentiality of Company information. Also, the Kuntz Employment Agreement includes a covenant of non-solicitation of employees for a period of twelve months following Mr. Kuntz’s separation from service.
Restricted Stock Unit Grants
On November 21, 2022, we granted restricted stock units to Mr. Melvin upon his appointment as an officer of the company. The number of shares of our common stock underlying this grant is detailed in the following table. These restricted stock units vest ratably (1/3) on each of November 21, 2023, November 21, 2024, and November 21, 2025.
Also during 2022, our subsidiaries Cordoba Minerals Corp. (“Cordoba Minerals”) and Kaizen Discovery Inc. (“Kaizen Discovery”) granted restricted stock units to Mr. Friedland. Cordoba Minerals also granted restricted stock units to Mr. Kuntz. The number of shares of Cordoba Minerals and Kaizen Discovery common stock underlying such restricted stock units are detailed in the following table. The Cordoba Minerals and Kaizen Discovery restricted stock units vest ratably (1/3) on each of the first, second and third anniversaries of the date of grant.
	Ivanhoe Electric RSUs Issued	Ivanhoe Electric – ASC 718 Value	Cordoba Minerals RSUs Issued	Cordoba Minerals – ASC 718 Value	Kaizen Discovery RSUs Issued	Kaizen Discovery – ASC 718 Value	Total – ASC 718 Value
Robert Friedland	—	$—	100,000	$40,729	150,000	$57,058	$97,787
Taylor Melvin	750,000	$7,485,000	—	$—	—	$—	$7,485,000
Glen Kuntz	—	$—	25,000	$10,182	—	$—	$10,182
Stock Option Grants
On November 21, 2022, we granted unvested stock option awards to Mr. Melvin and Mr. Neeser upon their appointment as officers of the Company, as well as to Mr. Kuntz. We also granted stock option awards to Mr. Friedland in recognition of his efforts in leading the Company through its initial public offering during fiscal year 2022. The number of shares of our common stock underlying these options granted to our NEOs are detailed in the following table. These stock option awards vest ratably (1/3) on each of November 21, 2023, November 21, 2024 and November 21, 2025. These stock option awards each have an exercise price of $11.75 per share.

Also during 2022, our subsidiaries Cordoba Minerals and Kaizen Discovery granted stock option awards to Mr. Friedland. The number of shares of Cordoba Minerals and Kaizen Discovery common stock underlying stock option awards are detailed in the following table. The Cordoba Minerals and Kaizen Discovery stock option awards vest awards vest 1/3 six months after the date of the grant, with an additional 1/3 vesting one year after the date of grant and the remaining 1/3 vesting two years after the date of grant. The Cordoba Minerals stock option awards have an exercise price of C$0.53 per share and the Kaizen Discovery stock option awards have an exercise price of C$0.495 per share.
	Ivanhoe Electric Options Issued	Ivanhoe Electric – ASC 718 Value	Cordoba Minerals Options Issued	Cordoba Minerals – ASC 718 Value	Kaizen Discovery Options Issued	Kaizen Discovery – ASC 718 Value	Total – ASC 718 Value
Robert Friedland	583,334	$2,965,281	100,000	$25,974	50,000	$14,434	$3,005,690
Taylor Melvin	500,000	$2,541,667	—	$—	—	$—	$2,541,667
Jordan Neeser	500,000	$2,541,667	—	$—	—	$—	$2,541,667
Glen Kuntz	300,000	$1,531,494	25,000	$6,494	—	$—	$1,537,988
2022 Fiscal Year-End Outstanding Equity Awards
The table below provides information on the equity awards held by the NEOs as of December 31, 2022.
Outstanding Equity Awards at 2022 Fiscal Year-End
				Option awards			Stock awards
Entity	Name	Grant Date	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option Expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)
Ivanhoe Electric Awards(1):
	Robert Friedland	21-Nov-22	—	583,334	$11.75	21-Nov-29	—	$—
	Robert Friedland	30-Jun-21	458,332	458,334	$2.49	30-Jun-26	—	$—
	Taylor Melvin	21-Nov-22	—	500,000	$11.75	21-Nov-29	750,000(5)	$9,112,500(6)
	Jordan Neeser	21-Nov-22	—	500,000	$11.75	21-Nov-29	—	$—
	Glen Kuntz	21-Nov-22	—	300,000	$11.75	21-Nov-29	—	$—
Cordoba Minerals Awards(2):
	Robert Friedland	01-Aug-22	—	100,000	C$0.53	1-Aug-27	137,745	$52,885(7)
	Robert Friedland	03-Dec-20	75,490	37,745	C$1.615	03-Dec-25	—	$—
	Glen Kuntz	01-Aug-22	—	25,000	C$0.53	1-Aug-27	25,000	$9,598(7)
Kaizen Discovery Awards(3):
	Robert Friedland	07-Feb-22	16,666	33,334	C$0.495	7-Feb-27	150,000	$13,290(8)
	Robert Friedland	26-Nov-20	200,000	—	C$0.50	26-Nov-25	—	$—
VRB Energy Awards(4):
	Robert Friedland	20-Mar-21	2,000,000	3,000,000	$0.165	30-Mar-26	—	$—
(1)
The stock options granted in 2022 become exercisable in 1/3 annual increments commencing on each of the first three anniversaries of the date of grant and have a term of 7 years. The stock options granted prior to 2022 become exercisable in 25% annual increments commencing on the grant date and have a term of 5 years.

(2)
The stock options vest 1/3 six months after the date of the grant, with an additional 1/3 vesting one year after the date of grant and the remaining 1/3 vesting two years after the date of grant. The restricted stock units vest ratably (1/3) on each of the first, second and third anniversaries of the date of grant.

(3)
The stock options vest 1/3 six months after the date of the grant, with an additional 1/3 vesting one year after the date of grant and the remaining 1/3 vesting two years after the date of grant. The restricted stock units vest ratably (1/3) on each of the first, second and third anniversaries of the date of grant.

(4)	The stock options vest 20% upon grant, with an additional 20% vesting on each anniversary of grant.
(5)	Represents time-vested RSU which will vest and be paid out in shares of our common stock as follows: 250,000 on November 21, 2023, 250,000 on November 21, 2024 and 250,000 on November 21, 2025.

(6)	The market value of the unvested Ivanhoe Electric RSUs was based on the $12.15 closing market price per share of our common stock on December 30, 2022.
(7)
The market value of the unvested Cordoba Minerals RSUs was based on the C$0.52 closing market price per share of Cordoba Minerals’ common stock on December 30, 2022. This has been translated to USD using the Bank of Canada December 30, 2022 closing rate of 1US dollar=1.3544 Canadian dollars.

(8)
The market value of the unvested Kaizen Discovery RSUs was based on the C$0.12 closing market price per share of Kaizen Discovery’s common stock on December 30, 2022. This has been translated to USD using the Bank of Canada December 30, 2022 closing rate of 1US dollar=1.3544 Canadian dollars.

Potential Payments Upon Termination or Change in Control
Below we describe the payments and benefits to which each NEO will be entitled to under his employment agreement if his employment is terminated without cause both before and after a change in control.
Robert Friedland
We do not have any contractual obligation to provide Mr. Friedland any severance payments or benefits upon separation of employment, whether in the event of a change in control or otherwise. For awards granted under the LTIP, in the event that Mr. Friedland’s employment is terminated by the Company without Cause, except as provided in a Change in Control, a pro-rated number of his options will vest and become exercisable. In the event Mr. Friedland’s employment is terminated by the Company without Cause or by his resignation for Good Reason within 12 months of a Change in Control, 100% of his options will vest and become exercisable. In the event that Mr. Friedland’s employment is terminated by reason of his death or disability, 100% of his options vest and become exercisable. Mr. Friedland’s earlier awards vest pursuant to the terms of the Prior Incentive Plan.
Taylor Melvin
In the event Mr. Melvin’s employment is terminated by the Company without “Cause” (as defined in the CEO Employment Agreement) and such termination is not in connection with a Change in Control (as defined in the CEO Employment Agreement), then Mr. Melvin will be entitled to severance pay equal to 1.5 times his annual CEO Base Salary and 1.5 times the target annual bonuses for the year in which termination of employment occurs. In the event of a Change of Control where Mr. Melvin’s employment is terminated during the 12 month period following such Change in Control by the Company without “Cause” or Mr. Melvin resigns for “Good Reason”, then Mr. Melvin will be entitled to severance pay equal to a lump sum cash payment equal to 18 months of his annual CEO Base Salary plus one additional month for each full year of service after the third full year of service up a maximum of 24 months annual CEO Base Salary together with 150% of the CEO Short Term Bonus for the year in which termination of employment occurs. In the event that Mr. Melvin’s employment is terminated by the Company without Cause, except as provided in a Change in Control, a pro-rated number of his options and RSUs will vest and become exercisable. In the event Mr. Melvin’s employment is terminated by the Company without Cause or by his resignation for Good Reason within 12 months of a Change in Control, 100% of his options and RSUs will vest and become exercisable. In the event that Mr. Melvin’s employment is terminated by reason of his death or disability, 100% of his options and RSUs vest and become exercisable.
Jordan Neeser
In the event Mr. Neeser’s employment is terminated by the Company without “Cause” (as defined in the CFO Employment Agreement) and such termination is not in connection with a Change in Control (as defined in the CFO Employment Agreement), then Mr. Neeser will be entitled to severance pay equal to 1.5 times his annual CFO Base Salary and, beginning in 2023 1.5 times the target annual bonuses for the year in which termination of employment occurs. In the event of a Change of Control where Mr. Neeser’s employment is terminated during the 12-month period following such Change in Control by the Company without “Cause” or Mr. Neeser resigns for “Good Reason”, then Mr. Neeser will be entitled to severance pay equal to a lump sum cash payment equal to 18 months of his annual CFO Base Salary plus one additional month for each full year of service after the third full year of service up to a maximum of 24 months annual CFO Base Salary together with (beginning in 2023) 150% of the CFO Short Term Bonus for the year in which termination of employment occurs. In the event that Mr. Neeser’s employment is terminated by the Company without Cause, except as provided in a Change in Control, a pro-rated number of his options will vest and become exercisable. In the event Mr. Neeser’s employment is terminated by the Company without Cause or by his resignation for Good Reason within 12 months of a Change in Control, 100% of his options will vest and become exercisable. In the event that Mr. Neeser’s employment is terminated by reason of his death or disability, 100% of his options vest and become exercisable.

Glen Kuntz
In the event the Company terminates Mr. Kuntz’s employment without cause, he will be entitled to either six months’ notice, pay in lieu of notice (calculated as base pay at the time of termination), or a combination thereof, payable as a lump sum or in equal monthly installments, in the Company’s discretion, for a six-month period.
2022 Potential Payments on Termination
The following table describes the estimated potential payments upon termination or change of control of the Company for the NEOs. The amounts shown assume that the termination or change of control occurred on December 31, 2022. The actual amounts to be paid can only be determined at the time of such executive’s separation from the Company.
	Termination without Cause	Termination following a Change in Control	Death or Disability of Employee
Robert Friedland(1)(2)
Restricted Stock Units (Unvested and Accelerated)(13)	$—	$67,192(11)	$67,192(12)
Stock Option Awards (Unvested and Accelerated)(10)	$11,882(4)	$233,334(6)	$233,334(8)
	$11,882	$300,526	$300,526
Taylor Melvin
Lump Sum Payment: Base Salary	$750,000	$750,000	$—
Lump Sum Payment: Bonus(1)(2)	$—	$—	$—
Restricted Stock Units (Unvested and Accelerated)(9)	$464,057(3)	$9,112,500(5)	$9,112,500(7)
Stock Option Awards (Unvested and Accelerated)(10)	$10,185(4)	$200,000(6)	$200,000(8)
	$1,224,242	$10,062,500	$9,312,500
Jordan Neeser
Lump Sum Payment: Base Salary	$450,000	$450,000	$—
Lump Sum Payment: Bonus(1)	$—	$—	$—
Stock Option Awards (Unvested and Accelerated)(10)	$10,185(4)	$200,000(6)	$200,000(8)
	$460,185	$650,000	$200,000
Glen Kuntz
Lump Sum Payment: Base Salary	$137,500	$137,500	$—
Restricted Stock Units (Unvested and Accelerated)(14)	$—	$9,783	$9,783
Stock Option Awards (Unvested and Accelerated)(10)	$6,111	$120,000	$120,000
	$143,611	$267,283	$129,783
(1)	We do not have any contractual obligation to provide Mr. Friedland any payments upon separation of employment, whether in the event of a change in control or otherwise.
(2)	Eligible from 2023 onwards.
(3)	On a termination of employment without cause a pro-rated number of the Ivanhoe Electric unvested RSUs will vest and become exercisable.
(4)	On a termination of employment without cause a pro-rated number of the Ivanhoe Electric unvested options granted in 2022 will vest and become exercisable.
(5)	On a termination of employment following a change of control, 100% of the Ivanhoe Electric shares subject to RSU will vest and become exercisable.
(6)	On a termination of employment following a change of control, 100% of the Ivanhoe Electric unvested options granted in 2022 will vest and become exercisable.
(7)	On a termination of employment due to death or disability, 100% of the Ivanhoe Electric shares subject to RSU will vest and become exercisable.
(8)	On a termination of employment due to death or disability, 100% of the Ivanhoe Electric unvested options granted in 2022 will vest and become exercisable.
(9)
The values of the accelerated Ivanhoe Electric RSU’s were determined by multiplying (a) the December 31, 2022 closing price of our common stock of $12.15, by (b) the number of unvested and accelerated RSU’s under each scenario.

(10)
The values of the accelerated Ivanhoe Electric options were determined by multiplying (a) the difference between the December 31, 2022 closing price of our common stock of $12.15 and the applicable exercise price of each option, by (b) the number of unvested and accelerated options under each scenario.

(11)	On a termination of employment following a change of control, 100% of the Cordoba Minerals and Kaizen Discovery unvested RSU’s will vest and become exercisable.
(12)	On a termination of employment due to death or disability 100% of the Cordoba Minerals and Kaizen Discovery unvested will vest and become exercisable.
(13)
The values of the accelerated Cordoba Minerals and Kaizen Discovery RSU’s were determined by multiplying (a) the December 31, 2022 closing price of their common stock, by (b) the number of unvested and accelerated RSU’s under each scenario.

(14)
The values of the accelerated Cordoba Minerals RSU’s were determined by multiplying (a) the December 31, 2022 closing price of its common stock, by (b) the number of unvested and accelerated RSU’s under each scenario.

Long Term Incentive Plan
We adopted the Long-Term Incentive Plan (“LTIP”), which allows us to grant an array of equity-based awards to our NEOs, as well as other employees, including employees who are directors, consultants and non-employee directors. The purpose of the LTIP is to recognize the contributions made by our employees, consultants and directors, and to provide these individuals with an additional incentive to use maximum efforts for the future success of the Company. All stock options granted in 2021 and until the adoption of the LTIP on completion of our initial public offering on June 30, 2022, were granted under the prior Ivanhoe Electric Inc. Equity Incentive Plan adopted on June 30, 2021 (the “Prior Incentive Plan”), described below, which is no longer used for grants. From June 30, 2022 our only open securities-based compensation plan is the LTIP.
Plan Term. The LTIP has a ten-year term, and expires on the tenth anniversary of its adoption, unless prior to that date our Board of Directors terminates the LTIP.
Authorized Shares. Subject to adjustment as described below, as of December 31, 2022, there were 489,491 shares of our common stock available for awards to be granted under the LTIP. Additionally, the number of shares of our common stock reserved for issuance under the LTIP will increase automatically on the first day of each fiscal year beginning on January 1, 2023, by an amount equal to the lesser of (i) 5% of outstanding shares on December 31 of the immediately preceding fiscal year or (ii) such number of shares as determined by our Board of Directors in its discretion. Accordingly, and including expired awards under the Prior Plan, on January 1, 2023, the number of shares of common stock reserved for issuance under the LTIP increased by 4,748,030 shares to 7,998,030 shares.
If a stock option expires or otherwise terminates without having been exercised in full, or if any shares subject to a stock award are forfeited, or if shares from an award are withheld in payment of an exercise price or in payment of withholding taxes, the shares for which such stock option was not exercised or the shares so forfeited or withheld will again be available for issuance under the LTIP. Also, to the extent awards are forfeited, expired or not exercised under the terms of the Prior Incentive Plan, they will again be available for award under the LTIP.
Administration. Our Compensation Committee, which is composed of two or more non-employee directors (currently Ms. Patil, Mr. Ball, and Mr. Loftus-Hills), administers the LTIP, except that our Board of Directors administers the LTIP with respect to grants to non-employee directors. The Compensation Committee complies with the legal requirements (if any) relating to the administration of the types of awards granted under the LTIP imposed by applicable corporate and securities laws, the Code (as defined below) and any stock exchange or national market system on which our common stock is then listed or traded. The Compensation Committee, or our Board of Directors, has authority to select individuals to whom awards are granted, determine the types of awards and terms and conditions of awards (including applicable vesting periods), and construe and interpret the LTIP and awards under it.
Types of Awards. The LTIP provides for grants of stock options, stock awards, stock unit awards, and deferred stock unit awards.
•
Stock Options. A stock option is a contractual right to purchase shares at a future date at a specified exercise price. Generally, the per share exercise price of a stock option will be determined by our Compensation Committee (or our Board of Directors) but may not be less than the closing price of a share of our common stock on the grant date, or higher price if required by the TSX rules. No stock option will be exercisable more than ten years from the grant date. Stock options may include cashless exercise and early exercise features. Stock options that are intended to qualify as “incentive stock options” must meet the requirements of Section 422 of the Code, whereas nonstatutory stock options are not subject to those requirements.

•
Stock and Stock Unit Awards. A stock award is an award in the form of shares of our common stock, including restricted stock and share-settled restricted stock units, which may include dividend equivalents. Our Compensation Committee, or our Board of Directors, will determine the terms, conditions and limitations applicable to any stock award, including vesting or other restrictions.

•
Deferred Stock Unit Award. A deferred stock unit award is a unit evidencing the right to receive at a future date one share of common stock. Payment in respect of a deferred stock unit award may be made in the form of cash or common stock or a combination thereof as determined by our Compensation Committee, or our Board of Directors.

•
Eligibility. Our employees, including employees who are directors, consultants and non-employee directors are eligible to receive awards under the LTIP, except that incentive stock options may only be granted to our employees. The LTIP includes an overall compensation limit of $750,000 per year for non-employee directors, considering all compensation paid or awarded at accounting grant date fair values, consisting of cash and equity-based awards granted.

•
Adjustments. In the event of any subdivision or consolidation of outstanding shares of our common stock, declaration of a dividend payable in shares of our common stock or other stock split, our Compensation Committee, or our Board of Directors, will proportionately adjust the number of shares issuable under the LTIP and the terms of any outstanding awards (including the number of shares covered by outstanding awards, the exercise price and the appropriate fair market value determination). In the event of any other recapitalization or capital reorganization of the Company, any consolidation or merger of the Company with another corporation or entity, the adoption by the Company of any plan of exchange affecting our common stock or any distribution to holders of our common stock of securities or property (other than normal cash dividends or dividends payable in our common stock), our Compensation Committee, or our Board of Directors, will proportionately adjust the number of shares issuable under the LTIP and the terms of any outstanding awards, but only to the extent necessary to maintain the proportionate interest of the award holders and preserve, without exceeding, the value of such awards. In addition, in the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, our Compensation Committee, or our Board of Directors, may make such adjustments to awards or other provisions for the disposition of awards as it deems equitable, and will be authorized to provide for the substitution or assumption of awards, the acceleration of the vesting and exercisability of, or lapse of restrictions with respect to, awards, the cash-out of awards (with cancellation of any awards that are “out of the money”), or the cancellation of options with notice and opportunity to the holders thereof to exercise prior to such cancellation.

•
Termination of Service. Upon a participant’s termination of service, any unexercised, unvested or unpaid awards will be treated as set forth in the applicable award agreement. The LTIP provides that, unless otherwise provided in an award agreement, vested and unvested awards are forfeited upon a termination of employment for Cause (as defined in the LTIP); unvested awards are forfeited upon a voluntary resignation; vested awards are retained and not forfeited upon a termination of employment by the Company without Cause; vesting of unvested awards continues for the longer of (i) an applicable notice period or (ii) three months, otherwise unvested award are forfeited and vesting ceases upon termination; and unvested awards accelerate upon a termination for death or disability. All of our NEOs have entered into separate award grant agreements which govern their grants of stock options and RSUs granted under the LTIP.

•
Change in Control. In the event of a change in control (and except as set forth in the applicable award agreement) (i) with respect to stock options, if the stock options are not continued, assumed or substituted by the Company (or surviving corporation or ultimate parent corporation in a change in control), unless otherwise provided in an applicable award agreement, our Compensation Committee, or our Board of Directors, may provide for full or partial vesting or cash-out of any such stock options and (ii) with respect to stock awards, our Compensation Committee, or our Board of Directors, may provide in the applicable award agreement the terms and conditions that relate to the lapse of any restrictions on shares subject to any stock awards in the event of a change in control. The LTIP provides that, unless otherwise provided in an applicable award agreement, awards will include “double-trigger” vesting, and will vest if the participant’s employment is terminated without “Cause” or for “Good Reason”, as defined in the LTIP, within one year following the change in control. All of our NEOs have entered into separate award grant agreements which govern the effect of a Change in Control on their stock options and RSUs.

•
Amendment and Termination. Our Board of Directors, or the designated committee, has the right to amend any participant’s award agreement, subject to the participant’s consent if such amendment is not favorable to the participant. Our Board of Directors may amend, suspend or terminate the LTIP, but no such amendment or termination may be made which would adversely affect any outstanding awards without the written consent of the affected participants. In addition, to the extent necessary to comply with Section 422 of the Code, Section 16b-3 of the Exchange Act, Section 613(i) of the Toronto Stock Exchange Company Manual or any other applicable law or regulation, including the requirements of any stock exchange or national market system on which our common stock is then listed, the Company will obtain stockholder approval as may be required, for any of the following changes to the LTIP:

•	a reduction in the exercise price or purchase price benefiting an insider;
•	an extension of the term of an incentive security benefiting an insider;
•	any amendment to remove or to exceed the insider participation limit;
•	any amendment to increase to the maximum number of securities issuable under the LTIP; and
•	any amendments to an amending provision.
Ivanhoe Electric Inc. Equity Incentive Plan
The Prior Incentive Plan was adopted on June 30, 2021. The purpose of the Prior Incentive Plan was to secure for the Company and its stockholders the benefits of the incentive inherent in share ownership by the directors and employees of the Company and its affiliates who, in the judgment of the Board, were largely responsible for its future growth and success. The Prior Incentive Plan aided in retention and encouragement of employees and directors of exceptional ability because of the opportunity offered them to acquire a proprietary interest in the Company.
•
Shares. The aggregate number of shares of common stock reserved under the Prior Incentive Plan was limited to 10% of the outstanding shares of the Company’s capital stock. The number of shares reserved for issuance to any one participant at any time could not exceed 5% of the total number of the Company’s shares, on a non-diluted basis, that are issued and outstanding as of a particular date.

•
Award Types. The Prior Incentive Plan provided for the award of stock options, share appreciation rights, and bonus share awards to eligible employees and directors. The option term was five years, and options would generally vest and become exercisable over a four-year period, 25% per year. The exercise of options was generally conditioned upon the employee or director’s continuous service. Bonus shares could be granted to eligible employees and directors as discretionary bonuses subject to provisions and restrictions determined by the Board. The Prior Incentive Plan includes certain provisions that may accelerate vesting upon a takeover bid.

•
Administration. The Prior Incentive Plan was administered by the Board of Directors. The Prior Incentive Plan was closed to new grants of awards on the completion of our initial public offering on June 30, 2022. As at December 31, 2022 there were remaining outstanding 4,310,655 options under the Prior Incentive Plan exercisable for 4,310,655 shares of common stock.

VRB Energy, Inc. Stock Option Plan
The VRB Energy, Inc. (“VRB”) Stock Option Plan (the “VRB Plan”) is a plan of a subsidiary of the Company and was adopted by VRB on November 7, 2017. The purpose of the VRB Plan is to provide VRB and its subsidiaries, present and future, with the means to encourage, attract, retain and motivate certain eligible participants by granting such eligible participants stock options to purchase common shares in VRB’s capital thus giving them an on-going proprietary interest in VRB.
Eligible participants include directors, employees and consultants of VRB and its subsidiaries.
•	Shares. The aggregate number of shares of common stock reserved under the VRB Plan is limited to 10% of the outstanding shares of VRB’s capital stock.
•
Award Types. The VRB Plan provided for the award of stock options and share appreciation rights, and bonus share awards to eligible employees and directors. The exercise of options was generally conditioned upon the employee or director’s continuous service. The option term under the VRB Plan cannot exceed ten years. The VRB options granted to Mr. Friedland have a five-year term, with 20% vested upon grant and an additional 20% to vest on each anniversary of grant thereafter.

•	Administration. The VRB Plan is administered by VRB’s remuneration committee or its board, as applicable.

Cordoba Minerals Corp. Amended Stock Option Plan
The Cordoba Minerals Corp. Amended Stock Option Plan (the “Cordoba Plan”) is a plan of a subsidiary of the Company and was most recently amended by Cordoba Minerals on August 9, 2022. The purpose of the Cordoba Plan is to provide Cordoba Minerals and its subsidiaries, present and future, with the means to encourage, attract, retain and motivate certain eligible participants by granting such eligible participants stock options to purchase common shares in Cordoba Minerals’ capital thus giving them an on-going proprietary interest in Cordoba Minerals.
Eligible participants include directors, employees and consultants of Cordoba Minerals and its subsidiaries.
•	Shares. The aggregate number of shares of common stock reserved under the Cordoba Plan is limited to 10% of the outstanding shares of Cordoba Minerals’ capital stock.
•	Award Types. The Cordoba Plan provides for the award of stock options to eligible employees, directors, and consultants. The option term under the Cordoba Plan cannot exceed ten years.
•	Administration. The Cordoba Plan is administered by Cordoba Minerals’ board, or any committee appointed by Cordoba Minerals’ board to administer the Cordoba Plan.
Cordoba Minerals Corp. Amended Long-Term Incentive Plan
The Cordoba Minerals Corp. Amended Long-Term Incentive Plan (the “Cordoba LTIP”) is a plan of a subsidiary of the Company and was established by Cordoba Minerals on July 27, 2017 and amended on August 9, 2022. The purpose of the Cordoba LTIP is to provide for the granting of share unit awards and the settlement of such share unit awards through the payment of cash (or, subject to the required shareholder approval and at the election of the Board in its sole discretion, the issuance of shares from treasury) for services rendered, or to be rendered, in the year of grant, for the purpose of advancing the interests of Cordoba Minerals, its affiliates and its shareholders through the motivation, attraction and retention of employees, officers and eligible contractors and the alignment of their interest with the interest of Cordoba Minerals’ shareholders.
Eligible participants include employees and consultants of Cordoba Minerals and its subsidiaries. Directors are excluded from the Cordoba LTIP.
•	Shares. The aggregate number of shares of common stock reserved under the Cordoba LTIP is limited to 10% of the outstanding shares of Cordoba Minerals’ capital stock.
•	Award Types. The Cordoba LTIP provides for the award of share units to eligible employees and consultants.
•	Administration. The Cordoba LTIP is administered by Cordoba Minerals’ board.
Kaizen Discovery Inc. Stock Option Plan
The Kaizen Discovery Inc., Stock Option Plan (the “Kaizen Plan”) is a plan of a subsidiary of the Company and was adopted by Kaizen Discovery Inc. (“Kaizen Discovery”) on June 30, 2016, and was last amended on May 3, 2022. The purpose of the Kaizen Plan is to provide Kaizen Discovery and its subsidiaries, present and future, with the means to encourage, attract, retain and motivate certain eligible participants by granting such eligible participants stock options to purchase common shares in Kaizen Discovery’s capital thus giving them an on-going proprietary interest in Kaizen Discovery.
Eligible participants include directors, employees and consultants of Kaizen Discovery and its subsidiaries.
•	Shares. The aggregate number of shares of common stock reserved under the Kaizen Plan is limited to 10% of the outstanding shares of Kaizen Discovery’s capital stock.
•	Award Types. The Kaizen Plan provides for the award of stock options to eligible employees, directors, and consultants. The option term under the Kaizen Plan cannot exceed ten years.
•	Administration. The Kaizen Plan is administered by Kaizen Discovery’s board, or any committee appointed by Kaizen Discovery’s board to administer the Kaizen Plan.
Kaizen Discovery Inc. Long-Term Incentive Plan
The Kaizen Discovery Inc. Long-Term Incentive Plan (the “Kaizen LTIP”) is a plan of a subsidiary of the Company and was most recently amended by Kaizen Discovery on May 3, 2022. The purpose of the Kaizen LTIP is to provide for the granting of share unit awards and the settlement of such share unit awards through the payment of cash (or, subject to the required shareholder approval and at the election of the Board in its sole discretion, the issuance of shares from treasury) for services rendered, or to be rendered, in the year of grant, for the purpose of advancing the interests of Kaizen Discovery, its affiliates and its shareholders through the motivation, attraction and retention of employees, officers and eligible contractors and the alignment of their interest with the interest of the Kaizen Discovery’s shareholders.
Eligible participants include employees and consultants of Kaizen Discovery and its subsidiaries. Directors are excluded from the Kaizen LTIP.
•	Shares. The aggregate number of shares of common stock reserved under the Kaizen LTIP is limited to 10% of the outstanding shares of Kaizen Discovery’s capital stock.
•	Award Types. The Kaizen LTIP provides for the award of share units to eligible employees and consultants.
•	Administration. The Kaizen LTIP is administered by Kaizen’s board.
Each of Cordoba Minerals and Kaizen Discovery also maintain a Deferred Share Unit Plan that is available strictly for directors. None of our NEOs received grants under either of those Deferred Share Unit plans.
2023 Executive Changes
EVP, Business Development and Strategy Execution. Quentin Markin joined the Company as Executive Vice President, Business Development and Strategy Execution on January 1, 2023.
On November 17, 2022, Mr. Markin entered into an employment agreement (the “EVP Employment Agreement”) for a term to continue indefinitely from the commencement of his employment until he resigns or is terminated in accordance with the terms and conditions of the EVP Employment Agreement. Pursuant to the terms of the EVP Employment Agreement, Mr. Markin is entitled to an annual base salary of $400,000 per year (“EVP Base Salary”). Mr. Markin will be eligible on an annual basis to receive short-term and long-term incentive awards, with a short-term bonus target of 100% of his EVP Base Salary and a long-term bonus target of 200% of his EVP Base Salary for 2023, based on the terms and conditions of the Company’s then effective annual incentive and equity-based incentive plans or programs and contingent upon the degree of achievement of any applicable performance goals. The Company made an initial grant of 750,000 restricted stock units to Mr. Markin on January 1, 2023, which will vest over a period of five years in accordance with the terms of the applicable equity plans and award grant agreements. Mr. Markin will not participate in employee benefit plans, but will be reimbursed for the cost of similar benefit plans in Australia, in an amount that does not exceed $10,000 annually.
In the event Mr. Markin’s employment is terminated by the Company without “Cause” (as defined in the EVP Employment Agreement) and such termination is not in connection with a Change in Control (as defined in the EVP Employment Agreement), then Mr. Markin will be entitled to severance pay equal to 1.5 times his annual EVP Base Salary and 1.5 times the target annual bonuses for the year in which termination of employment occurs. In the event of a Change of Control where Mr. Markin’s employment is terminated during the 12 month period following such Change in Control by the Company without “Cause” or Mr. Markin resigns for “Good Reason”, then Mr. Markin will be entitled to severance pay equal to a lump sum cash payment equal to 18 months of his annual EVP Base Salary plus one additional month for each full year of service after the third full year of service up to a maximum of 24 months annual EVP Base Salary together with 150% of the Short Term Bonus for the year in which termination of employment occurs.
The EVP Employment Agreement includes customary covenants with respect to confidentiality of Company information. Also, the EVP Employment Agreement includes a covenant of non-solicitation of employees for a period of twelve months following Mr. Markin’s separation from service.

Director Compensation
We pay each non-executive director $100,000 annually in deferred share units (“DSUs”) which vest at the end of the year in which they are granted. However, such DSUs are not settled for common stock until the second anniversary of the vesting date subject to accelerated vesting in some circumstances (such as in the case of the death of the director).
We also pay each director a $30,000 cash retainer annually, which is paid in bi-annual installments. A director may instead choose to take his or her cash retainer in DSUs instead of cash, in whole or in part. In such case, DSUs granted in lieu of cash vest at the end of the year in which they are granted such that all such DSUs will have vested at the end of the fiscal year of grant. DSUs granted in lieu of cash retainer are settled for common stock shortly after the first day of the next fiscal year unless otherwise deferred by the receiving director.
Directors who serve on a committee receive an additional $5,000 cash retainer and a director who is the chair of a committee receives an additional $10,000 except the Audit Committee Chair who receives an additional $15,000.
As we completed our initial public offering in 2022, compensation for the incoming directors was pro-rated for that portion of the year from the date of the initial public offering to December 31, 2022.
The director compensation policies described above do not apply to our employee and executive directors, whose compensation is set forth above in this “Executive and Director Compensation”.
The table below provides information on the director compensation earned in 2022 for persons who were our directors as at December 31, 2022 as well as those individuals who served as a director at any time during that fiscal year.
2022 Directors Compensation Table
Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(5)	All Other Compensation ($)	Total ($)
Russell Ball(2)	$25,753	$51,507	$—	$77,260
Victoire De Margerie(2)	$15,452	$51,507	$—	$66,959
Francis Fannon(3)	$15,452	$51,507	$—	$66,959
Hirofumi Katase(3)	$15,452	$51,507	$—	$66,959
Oskar Lewnowski(2)(6)	$18,027	$51,507	$—	$69,534
Priya Patil(2)(7)	$—	$74,685	$—	$74,685
Laurent Frescaline(4)	$—	$—	$—	$—
Kenneth Lau(4)	$—	$—	$—	$—
Ian Plimer(4)	$—	$—	$—	$—
Patrick On Yip Tsang(4)	$—	$—	$—	$—
(1)	Mr. Friedland and Mr. Melvin’s compensation is shown in the Summary Compensation Table and are not paid for acting as directors, but only in their capacity as executive officers.
(2)	Appointed as a director on June 27, 2022.
(3)	Appointed as a director on January 30, 2022.
(4)	Resigned as directors on June 27, 2022. There was no compensation paid to these directors in 2022.
(5)	All directors appointed in 2022 received $100,000 in DSUs, prorated from the initial public offering date.
(6)	Mr. Lewnowski deferred all compensation he was awarded to Orion Mine Finance Fund III, LP. Mr. Lewnowski resigned from the Board effective March 17, 2023.
(7)	Ms. Patil elected to receive her cash fee as additional DSUs for 2022.
Compensation Committee Interlocks
None of our executive officers currently serves, and in the past year has not served, as a member of the compensation committee of any entity that has one or more executive officers serving on our Board of Directors. Our Compensation Committee is comprised Ms. Patil, Mr. Ball and Mr. Loftus-Hills.

PROPOSAL 1
ELECTION OF DIRECTORS
At the Annual Meeting, eight directors will be elected by the stockholders to serve on our Board of Directors until the next annual meeting of stockholders, or until their successors are duly elected and qualified, subject to their earlier death, resignation or removal. Properly submitted proxies will be voted “FOR” the election as director of the persons named below, unless the proxy contains instructions to the contrary. Proxies cannot be voted for a greater number of persons than the number of nominees named in this proxy statement. Management has no reason to believe that any of the nominees are unable or unwilling to serve, if elected. However, in the event that he or she should become unable or unwilling to serve as a director, the proxy will be voted for the election of such person as shall be designated by the Board of Directors.
Nominees
The Board of Directors has nominated the following persons to serve as directors: Robert Friedland, Taylor Melvin, Russell Ball, Patrick Loftus-Hills, Hirofumi Katase, Victoire de Margerie, Priya Patil and Ronald Vance with a term that will expire in 2024. Information regarding the business experience of the director nominees may be found under the section of this proxy statement entitled “BOARD OF DIRECTORS AND CORPORATE GOVERNANCE—The Board of Directors.”
Vote Required
The election of each director nominee will require that the votes cast for a nominee’s election exceed the votes cast against such nominee’s election (excluding abstentions and broker non-votes). Pursuant to the terms of our by-laws and Advance Voting Policy, if a nominee in an uncontested election is not elected by a majority vote, then the director shall offer to resign from his or her position as a director. Unless the Board decides to reject the offer or to postpone the effective date of the offer, the resignation shall become effective 60 days after the date of the election. In making a determination whether to reject the offer or postpone the effective date, the Board of Directors will consider all factors it deems relevant to the best interests of the Company. If the Board rejects the resignation or postpones its effective date, it will issue a public statement that discloses the reason for its decision.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE ELECTION OF EACH DIRECTOR NOMINEE LISTED IN PROPOSAL 1.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Overview
Deloitte LLP (“Deloitte”) currently serves as the Company’s independent registered public accounting firm, and that firm conducted the audit of the Company’s financial statements for fiscal years ended December 31, 2022 and 2021. The Audit Committee has appointed Deloitte LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, and the Board of Directors is asking stockholders to ratify that appointment. Appointment of the Company’s independent registered public accounting firm is not required to be submitted to a vote of the stockholders of the Company for ratification. Although the Sarbanes-Oxley Act of 2002, as well as the charter of the Audit Committee, requires the Audit Committee to appoint, retain, and oversee the Company’s independent registered public accounting firm, the Board of Directors considers the appointment of the independent registered public accounting firm to be an important matter of stockholder concern and is submitting the appointment of Deloitte LLP for ratification by stockholders as a matter of good corporate practice.
If a majority of votes cast on this matter are not cast in favor of the appointment of Deloitte LLP, the Audit Committee and the Board of Directors will reconsider the appointment of such firm as the Company’s independent registered public accounting firm. Even if stockholders vote on an advisory basis in favor of the appointment, the Audit Committee may, in its discretion, direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and the stockholders.
The Company expects representatives of Deloitte LLP to attend the Annual Meeting by teleconference and to be available to respond to appropriate questions. They also will have an opportunity to make a statement if they desire to do so.
Vote Required
Approval of the ratification of the appointment of Deloitte LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (Proposal 2) will require the affirmative vote of the holders of a majority in voting power of the votes cast at the Annual Meeting (excluding abstentions and broker non-votes). Unless otherwise instructed, the Named Proxies will vote properly executed proxies timely received “FOR” proposal 2.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE RATIFICATION OF THE APPOINTMENT OF DELOITTE LLP AS
THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte serves as the Company’s independent registered public accounting firm and has served in that capacity since 2021. The decision to engage Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, was approved by the Audit Committee.
The Audit Committee considered the independence of Deloitte and whether the audit services Deloitte provides to the Company are compatible with maintaining that independence. The Audit Committee has adopted procedures by which the Audit Committee must approve in advance all services provided by and fees paid to the Company’s independent registered public accounting firm. The advance approval requirement was not waived in any instance during the past fiscal year.
Fees and Services of Deloitte LLP
The following table sets forth the aggregate fees billed to us by Deloitte for professional services rendered for the years ended December 31, 2022 and 2021:
(in US$)	Year Ended December 31, 2022	Year Ended December 31, 2021
Audit fees(1)	$786,000	$761,800
Audit related fees(2)	$417,700	$278,200
Tax fees(3)	$—	$—
All other fees(4)	$—	$—
Total fees	$1,203,200	$1,040,000
(1)	Fees for audit service on an accrued basis.
(2)	Fees for audit-related services, including in connection with our initial public offering.
(3)	Fees for tax compliance, tax advice and tax planning.
(4)	All other fees not included above.
Audit Committee Pre-Approval Policies and Procedures
The Audit Committee has adopted a policy that requires the Audit Committee or a member of the Audit Committee to pre-approve all audit and permissible non-audit services to be provided by our independent auditor. These services include audit services, audit-related services, and tax services. Pre-approval is generally requested annually, with any pre-approval detailed as to the particular service, which must be classified in one of the three categories of services listed above. Our Audit Committee may also, on a case-by-case basis, pre-approve particular services that are not contained in the annual pre-approval request. In connection with this pre-approval policy, our Audit Committee also considers whether the categories of pre-approved services are consistent with the rules on accountant independence of the SEC and the Public Company Accounting Oversight Board.
In addition, in the event time constraints require pre-approval prior to our Audit Committee’s next scheduled meeting, our Audit Committee may delegate to one or more members of the Audit Committee the authority to pre-approve services to be provided by the independent public accountants and the fees therefor. Any such pre-approval by one or more members of the Audit Committee will be reported to the full Audit Committee at a subsequent meeting. Our Audit Committee pre-approved all audit services provided by Deloitte for the years ended December 31, 2022, and 2021 pursuant to our pre-approval policies and procedures.

REPORT OF THE AUDIT COMMITTEE
The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2022. The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors.
The Audit Committee is currently comprised of two non-employee directors and operates under a written charter adopted and approved by the Board of Directors. The Company expects to appoint Mr. Vance to the Audit Committee by June 27, 2023, within one year of the Company’s initial public offering. The Board of Directors, in its business judgment, has determined that each Audit Committee member is “independent” as such term is defined under the applicable NYSE rules and under Section 10A(m)(3) of the Exchange Act. The Company has identified Mr. Ball as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of SEC Regulation S-K.
The Audit Committee has sole authority to appoint, retain, compensate, evaluate, oversee and terminate the Company’s independent registered public accounting firm, to approve fees and other terms of the engagement, and to approve any permitted non-audit engagements with the independent registered public accounting firm.
The Company’s management has the primary responsibility for the preparation, presentation, and integrity of the Company’s financial statements and the accounting and reporting process, including the systems of internal controls, and procedures to assure compliance with applicable accounting standards and applicable laws and regulations.
The Company’s independent registered public accounting firm is responsible for auditing those financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.
The Audit Committee’s responsibility is to independently monitor and review the financial reporting processes of the Company. However, the Audit Committee members are not professionals engaged in the practice of accounting or auditing, and must rely, without independent verification, on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, although the Audit Committee members consult with and discuss these matters and their questions and concerns with management and the Company’s independent registered public accounting firm, the Audit Committee’s oversight cannot provide an independent basis to assure that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures consistent with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions cannot assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards; that the financial statements are presented in accordance with generally accepted accounting principles; or, that the Company’s independent registered public accounting firm is in fact “independent.”
In this context, the Audit Committee holds meetings throughout the year to, among other things, facilitate and encourage communication among the Audit Committee, management, and the Company’s independent registered public accounting firm.
In fulfilling the Audit Committee’s oversight responsibilities, the Audit Committee members reviewed and discussed (a) the audited financial statements for the fiscal year ended December 31, 2022 with the Company’s management and the independent registered public accounting firm, who are responsible for expressing an opinion on the conformity of the Company’s audited financial statements with accounting principles generally accepted in the United States, including a discussion of their judgments as to the quality, not just the acceptability, of the Company’s accounting principles, (b) the reasonableness of significant judgments, (c) the clarity of disclosures in the financial statements, and (d) such other matters as are required to be discussed under the applicable Public Company Accounting Oversight Board (“PCAOB”) rules.
The Audit Committee also discussed with the Company’s independent registered public accounting firm matters related to the conduct of the audit of the Company’s financial statements and matters required to be discussed by the PCAOB. The Audit Committee’s discussions included a discussion of the background and experience of the independent auditor’s audit team assigned to Ivanhoe Electric Inc. and the quality control procedures established by the independent registered public accounting firm. The Audit Committee has received the written disclosures and the letter from the Company’s independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with the independent registered public accounting firm its independence from the Company and its management. The Audit Committee met with the independent registered public accounting firm with and without management present to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.
Based on the review and the aforementioned meetings, discussions and reports, and subject to the limitations on its role and responsibilities referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Company’s Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, for filing with the SEC, and appointed Deloitte LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023.
AUDIT COMMITTEE

Russell Ball (Chair)
Priya Patil
The information contained in the foregoing report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference in such filing.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
The following is a description of transactions to which we were a participant since January 1, 2021 in which the amount involved exceeded or will exceed the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years, and in which any of our executive officers, directors, director nominees or holders of more than 5% of any class of our voting securities, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest (in addition to the employment agreements, equity awards and other compensation-related arrangements described in “Executive and Director Compensation” above).
Contribution Agreement
We entered into a Contribution Agreement, dated as of April 30, 2021 (the “Contribution Agreement”) with HPX, of which we were, prior to the spin-off described below, a wholly-owned subsidiary. Pursuant to the Contribution Agreement, HPX contributed to us (i) all of the issued and outstanding shares of HPX’s subsidiaries, other than those holding direct or indirect interests in its Nimba Iron Ore Project in Guinea; (ii) certain property, plant and equipment; and (iii) certain financial assets, including certain loans and advances owned by HPX in exchange for 50,448,161 shares of our common stock. HPX then distributed 59,909,344 shares of our common stock to HPX stockholders by way of a dividend, with each HPX stockholder receiving one share of our common stock for each HPX share then held by the stockholder.
Transition Services Agreement
In connection with the spin-off from HPX, we entered into a Transitions Services Agreement, dated as of April 30, 2021 with HPX pursuant to which we and HPX agreed to provide certain transitional services to the other party for a fee. No amounts were paid by either party under this agreement in the years ended December 31, 2021 or 2022. The Transition Services Agreement terminated on April 30, 2022.
Cost Sharing Agreement
Effective May 3, 2021, we became a party to a cost sharing agreement (“Cost Sharing Agreement”) dated as of December 4, 2013, and amended as of January 1, 2016, among Global Mining Management (BVI) Corp., Global Mining Management Corporation (“GMM Corp”), and certain other affiliated and non-affiliated companies (the “Operating Corporate Shareholders”). The Cost Sharing Agreement establishes the arrangement by which the Operating Corporate Shareholders, including us, share office facilities and the employment of various administrative, office and management personnel who provide various services to one or more Operating Corporate Shareholders including, without limitation, accounting, corporate secretarial, administrative, human resources, financing, legal, IT and management services, necessary to fulfill the day-to-day responsibilities and ensure compliance with regulatory requirements. Each Operating Corporate Shareholder maintains records of the time spent by each shared employee in providing employment services to the Operating Corporate Shareholder. Each Operating Corporate Shareholder provides GMM with a deposit equal to three (3) months estimated costs and may voluntarily withdraw from the Cost Sharing Agreement upon not less than 90 days written notice.
Typhoon System Purchase
On October 24, 2022, we entered into an agreement with I-Pulse, to purchase six Typhoon™ transmitters to be delivered in stages over approximately the next three years. The total purchase price for the six Typhoon™ transmitters is $12.4 million (12.6 million Euros). The agreement also includes annual maintenance costs of $1.7 million (1.7 million Euros) per year. In October 2022, the Company made deposit payments totaling $7.1 million (7.1 million Euros). The remaining payments will be made as each Typhoon™ transmitter system is delivered.
Stockholders’ Agreements
CI Stockholders’ Agreement. We are party to a stockholders’ agreement dated as of April 30, 2021 (as amended by the first amendment thereto dated as of June 28, 2021), among us, I-Pulse, Ivanhoe Industries LLC, Point Piper, LLC, Century Vision Holdings Limited and Iridium Opportunity Fund A LP (the “CI Stockholder’s Agreement”). The CI Stockholders’ Agreement provided the investors with certain rights, including co-sale rights and rights to participate in certain equity issuances as well as the right to nominate two directors to our Board of Directors. The CI Stockholders’ Agreement also provided I-Pulse with the right to nominate five directors to our Board of Directors. These rights terminated immediately before the closing of our initial public offering.

The investors granted I-Pulse and the non-transferring investor a right of first refusal to purchase all of the common stock that such investor may propose to sell or otherwise transfer at the same price and on the same terms and conditions as those offered to the prospective transferee. These rights terminated immediately before the closing of our initial public offering.
The CI Stockholders’ Agreement also granted the investor parties thereto certain registration rights in respect of the offer and sale of common stock held by them. Set forth below is a description of those rights.
General. The CI Stockholders’ Agreement granted the investor parties thereto certain registration rights in respect of the offer and sale of the “registrable securities” held by them, which securities, pursuant to the terms of such agreement, include the shares of our common stock owned by an investor or its permitted assignee or issuable upon conversion, exercise or exchange of preferred stock or warrants, exercise or exchange of preferred stock or warrants owned by such holder from time to time, including any common stock issued as (or issuable upon conversion, exercise or exchange of preferred stock or warrants issued as) a split, stock dividend or similar distribution or event with respect to, in exchange for, or in replacement of, any of the foregoing shares. Under the CI Stockholders’ Agreement, we will pay all expenses relating to such registrations, including the fees of one counsel for the selling holders not to exceed $20,000 per registration, and the holders will pay all underwriting discounts and commissions relating to the sale of their shares. The CI Stockholders’ Agreement also included customary indemnification and procedural terms.
These registration rights will expire on the earliest to occur of (a) the seventh anniversary of the consummation of our initial public offering or (b) when each holder has sold all of its registrable securities.
Demand Registration Rights. At any time beginning 180 days after the effective date of the registration statement related to our initial public offering, the holders of not less than a majority of the common stock on a fully diluted basis then outstanding may request that we prepare, file, and maintain a registration statement on Form S-1 to register the offer and sale of all or part of their registrable securities if the aggregate offering price, net of selling expenses, of the registrable securities requested to be registered would exceed $10.0 million. We are not required to effect more than three demand registrations.
Piggyback Registration Rights. In the event that we propose to register the offer and sale of any of our securities in an underwritten offering in which (i) any of our securities owned beneficially or of record by I-Pulse or any of its affiliates or any investor are included in the registration statement for such offering as securities being offered by a selling stockholder or, (ii) at any time 180 days after the effective date of the registration statement related to our initial public offering, our securities of any other holder are included in the registration statement for such offering as securities being offered by a selling stockholder, the stockholders party to the Stockholders’ Agreement will be entitled to certain “piggyback” registration rights allowing them to include their registrable securities in such registration, subject to certain marketing and other conditions and limitations.
Second Amended and Restated Stockholders’ Agreement. We are party to a Second Amended and Restated Stockholders’ Agreement dated as of April 5, 2022, among us, I-Pulse, Castelnau LLC (formerly known as Ivanhoe Industries, LLC), Robert Friedland, and each of the investors party thereto (the “Second A&R Stockholders’ Agreement”), which further amended and restated the Stockholders’ Agreement that we entered into in connection with the spin-off and previously amended and restated as of August 3, 2021. The Second A&R Stockholders’ Agreement provided the investors with certain co-sale rights and rights to participate in certain equity issuances. These rights terminated immediately before the closing of our initial public offering.
The Second A&R Stockholders’ Agreement prohibited the investors from transferring their securities (other than to a permitted transferee) unless (i) such investor notified us of the proposed transfer and the circumstances surrounding the proposed transfer, and such investor furnished us with an opinion of counsel (if requested by us) that such transfer will not require registration under the Securities Act; (ii) if immediately prior to such transfer the prospective transferee, together with its affiliates, owned securities that in the aggregate represent less than ten percent (10%) of the shares of common stock of the company on a fully diluted basis and, after giving effect to the transfer, the prospective transferee, together with its affiliates, would not own securities that in the aggregate represented ten percent (10%) or more of the shares of common stock on a fully diluted basis; and (iii) the proposed transferee agreed to be bound to the Second A&R Stockholders’ Agreement.
The Second A&R Stockholders’ Agreement also granted the investor parties thereto certain registration rights in respect of the offer and sale of common stock held by them. Set forth below is a description of those rights.

General. The Second Amended and Restated Stockholders’ Agreement granted the investor parties thereto certain registration rights in respect of the offer and sale of the “registrable securities” held by them, which securities, pursuant to the terms of such agreement, include the shares of our common stock owned by an investor or its permitted assignee or issuable upon conversion, exercise or exchange of preferred stock or warrants, exercise or exchange of preferred stock or warrants owned by such holder from time to time, including any common stock issued as (or issuable upon conversion, exercise or exchange of preferred stock or warrants issued as) a split, stock dividend or similar distribution or event with respect to, in exchange for, or in replacement of, any of the foregoing shares. Under the Amended and Restated Stockholders’ Agreement, we will pay all expenses relating to such registrations, including the fees of one counsel for the selling holders not to exceed $20,000 per registration, and the holders will pay all underwriting discounts and commissions relating to the sale of their shares. The Amended and Restated Stockholders’ Agreement also includes customary indemnification and procedural terms. These registration rights will expire on the earliest to occur of (a) the seventh anniversary of the consummation of our initial public offering or (b) when each holder has sold all of its Registrable Securities.
Demand Registration Rights. At any time beginning 180 days after the effective date of the registration statement related to our initial public offering, the holders of not less than a majority of the common stock on a fully diluted basis then outstanding may request that we prepare, file, and maintain a registration statement on Form S-1 to register the offer and sale of all or part of their registrable securities if the aggregate offering price, net of selling expenses, of the registrable securities requested to be registered would exceed $10.0 million. We are not required to effect more than three demand registrations.
Piggyback Registration Rights. In the event that we propose to register the offer and sale of any of our securities in an underwritten offering in which (i) any of our securities owned beneficially or of record by I-Pulse or any of its affiliates or any investor are included in the registration statement for such offering as securities being offered by a selling stockholder or, (ii) at any time 180 days after the effective date of the registration statement related to our initial public offering, our securities of any other holder are included in the registration statement for such offering as securities being offered by a selling stockholder, the stockholders party to the Stockholders’ Agreement will be entitled to certain “piggyback” registration rights allowing them to include their registrable securities in such registration, subject to certain marketing and other conditions and limitations.
Resale Registration Rights. If a qualifying initial public offering occurs and the Company is required to file with the SEC a shelf registration statement relating to the offer and sale of shares of common stock issuable upon conversion of the Convertible Notes then held by the investors party to the Convertible Notes Registration Rights Agreement (a “Shelf Registration”), the Company must offer to include in such filing any registrable securities any such investor may request. The Company agreed to use its best efforts to cause such Shelf Registration Statement to become effective as soon as reasonably practicable after the filing thereof in accordance with the terms of the Convertible Notes Registration Rights Agreement and will use its best efforts to keep such Shelf Registration Statement continuously effective to allow the prospectus forming part of such Shelf Registration Statement to be useable by such investor(s) until the later of: (i) the last day of the “Shelf Period” (as defined in the Convertible Notes Registration Rights Agreement) and (ii) the earlier of: (x) the first date as of which the investors party to the Second Amended and Restated Stockholders Agreement no longer hold any Registrable Securities and (y) the fifth anniversary of the closing date of the qualifying initial public offering. All rights to a Shelf Registration will terminate upon the expiration of this period. The Company filed a registration statement with the SEC, which was declared effective on March 30, 2023, pursuant to its obligations under the Amended and Restated Stockholders Agreement.
Amended and Restated Convertible Notes Registration Rights Agreement
In connection with the offering of the Series 1 Convertible Notes, we entered into a registration rights agreement dated as of August 3, 2021, which was amended and restated on April 5, 2022 in connection with the issuance of the Series 2 Convertible Notes (the “Convertible Notes Registration Rights Agreement”) with the purchasers of the Convertible Notes pursuant to which we agreed to file a registration statement to register the resale of shares issued upon conversion of the Convertible Notes. We are required to file the registration statement within 10 days following the expiration of the 180-day lock-up period related to our initial public offering. In the event that we are obligated to file a registration statement 10 days following the expiration of the 180-day lock-up period, and prior to such time the conversion shares may be resold to the public without restriction under Rule 144, our obligations under the Convertible Notes Registration Rights Agreement will terminate.

We are obligated to keep the registration statement continuously effective until the earlier of: (i) the date as of which all Registrable Securities have been sold pursuant to the registration statement; and (ii) the first date as of which the investors have sold their conversion shares pursuant to Rule 144 (or any similar provision then in effect) under the Securities Act, or such conversion shares may be resold to the public without restriction under Rule 144.
Under the Convertible Notes Registration Rights Agreement, we will pay all expenses relating to such registrations, including the fees of one counsel for the selling holders not to exceed $20,000, and the holders will pay all underwriting discounts and commissions relating to the sale of their shares. The Convertible Notes Registration Rights Agreement also includes customary indemnification and procedural terms. The Company filed a registration statement with the SEC, which was declared effective on March 30, 2023, pursuant to its obligations under the Convertible Notes Registration Rights Agreement.
Sales of Shares of Common Stock and Convertible Notes
On April 5, 2022, we entered into subscription agreements with certain investors with respect to the issuance and sale of Series 2 Convertible Notes. The following table sets forth the principal amount of our Series 2 Convertible Notes issued and sold to our directors, executive officers or holders of more than 5% of our capital stock at the time of or as a result of such issuance, and any affiliate or immediate family member thereof, pursuant to such subscription agreements:
Name	Aggregate Principal Amount of Series 2 Convertible Notes
Orion Mine Finance Fund III LP	$6,200,000
On September 2, 2021, we entered into subscription agreements with certain investors with respect to the issuance and sale of shares of our common stock and Series 1 Convertible Notes. The following table sets forth the number of shares of our common stock and the principal amount of our Series 1 Convertible Notes issued and sold to our directors, executive officers or holders of more than 5% of our capital stock at the time of or as a result of such issuance, and any affiliate or immediate family member thereof, pursuant to such subscription agreements:
Name	Number of Shares of Common Stock Purchased	Aggregate Principal Amount of Series 1 Convertible Notes	Aggregate Purchase Price
THISBE & CO fbo Fidelity NorthStar Fund	39,500	$491,775	$590,130
THISBE & CO fbo Fidelity True North Fund	116,500	$1,450,425	$1,740,510
BHP Manganese Australia Pty Ltd.	150,500	$1,873,725	$2,248,470
BlackRock World Mining Trust plc	1,004,000	$12,499,800	$14,999,760
On August 3, 2021, we entered into subscription agreements with certain investors with respect to the issuance and sale of shares of our common stock and Series 1 Convertible Notes. The following table sets forth the number of shares of our common stock and the principal amount of our Series 1 Convertible Notes issued and sold to our directors, executive officers or holders of more than 5% of our capital stock at the time of or as a result of such issuance, and any affiliate or immediate family member thereof, pursuant to such subscription agreements:
Name	Number of Shares of Common Stock Purchased	Aggregate Principal Amount of Series 1 Convertible Notes	Aggregate Purchase Price
Robert Friedland	502,000	$6,249,900	$7,499,880
Orion Mine Finance Fund III LP	803,166	$9,999,425	$11,999,490
Eric Finlayson	10,000	$124,500	$149,400
Intellectual Property Licensing Agreement with I-Pulse
On April 30, 2021, HPX, GEO27 S.a.r.l. (“GEO”), HPX TechCo Inc. (“HPX TechCo”), the Company and I-Pulse entered into an assignment and novation agreement. Pursuant to the agreement, each of HPX, GEO and HPX TechCo assigned to the Company all of their respective rights, duties and obligations under their respective license agreement with I-Pulse with respect to certain patent rights and intellectual property rights.

Transactions with I-Pulse
On March 30, 2022, I-Pulse issued to Mr. Friedland a promissory note evidencing I-Pulse’s obligation to repay a principal amount of $10 million with interest at a rate equal to 2% per annum, maturing on December 31, 2023. Under this promissory note, Mr. Friedland has the right to elect to receive, as payment in kind for the principal and interest then outstanding under such note, shares of common stock of the Company currently owned by I-Pulse at a price per share equal to $10.575. Upon the maturity of such promissory note, if the outstanding balance of principal and interest was not previously paid in kind, I-Pulse may elect to repay such amount either in cash or in kind by delivering shares of common stock of the Company at a price per share equal to $10.575.
On March 30, 2022, Orion Mine Finance Fund III LP (“Orion”) entered into a share exchange option agreement with I-Pulse. Following any qualifying initial public offering, but prior to the 30th day after the Shelf Registration Statement (as defined in the Convertible Notes Registration Rights Agreement) has become effective under the Securities Act, Orion is entitled to deliver to I-Pulse up to $10 million of shares of common stock of HPX, and receive in exchange shares of common stock of the Company currently held by I-Pulse. The share exchange was completed in August 2022 and Orion received 945,626 shares of common stock of the Company from I-Pulse.
On June 14, 2022, I-Pulse entered into a guaranty of certain indebtedness incurred on such date by HPX and owed to OMF Fund III (F) Ltd. (“OMF”). As security for its obligations in respect of such guaranty, I-Pulse entered into a pledge agreement with OMF, pursuant to which I-Pulse granted OMF a pledge of and a security interest in 1,702,128 shares of the Company’s common stock currently held by I-Pulse (the “Initial Pledged Shares”). If, on the date of a qualifying initial public offering, the aggregate value of the Initial Pledged Shares (as determined by reference to the gross price per share at which common stock of the Company is sold in the qualifying initial public offering) was less than $20 million, then within five business days thereafter, I-Pulse was required to pledge an additional number of shares of the Company’s common stock (the “Subsequent Pledged Shares” and, together with the Initial Pledged Shares, the “Pledged Shares”), such that the aggregate value of the Pledged Shares (as determined by reference to the gross price per share at which common stock of the Company was sold in the qualifying initial public offering) is at least equal to $20 million. In connection with this transaction, we agreed to provide certain registration rights to OMF with respect to the Pledged Shares. The loan was repaid in March 2023.
Purchase of Brixton Metals Securities
In October 2020, Newstar Advantage Ltd., an entity affiliated with Mr. Friedland (“Newstar”), acquired shares and warrants of Brixton in a private placement for a purchase price of C$2.0 million. Brixton used the funds to purchase a portion of a royalty on the Hog Heaven project on which the Company had an earn-in. The Company entered into a Securities Purchase Agreement dated October 21, 2021, pursuant to which the Company purchased 8,510,638 common shares and 8,510,638 common share purchase warrants from Newstar for an aggregate purchase price of C$2.0 million.
Aviation Services
On September 1, 2021, the Company entered into a Memorandum of Understanding (the “MOU”) with Ivanhoe Capital Aviation Ltd. (“ICA”), an entity beneficially owned by Mr. Friedland, providing for certain aviation services to the Company. Pursuant to the terms of this agreement, the Company agreed to pay ICA $1.0 million per year (billed in equal monthly installments) for the use of ICA’s aircraft. The Company also made a one-time payment to ICA of $1.0 million as rental payment to lCA for past use of its aircraft to advance the Company’s business and its projects. Either party may terminate the MOU for any reason at any time. Upon termination, we are obligated to pay all outstanding rent and other amounts for the calendar year in with the termination occurs.

OWNERSHIP OF THE COMPANY
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth, as of April 13, 2023, information regarding beneficial ownership of our capital stock by:
•	each person known to us to be the beneficial owner of more than five percent of our then-outstanding common stock;
•	each director, director nominee and named executive officer; and
•	all of our directors and executive officers as a group.
The number of shares of common stock beneficially owned by each person is determined under the rules of the SEC. Under these rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares that the individual has the right to acquire by June 12, 2023 (60 days after April 13, 2023) through the exercise or conversion of a security or other right. Unless otherwise indicated or pursuant to applicable community property laws, each person has sole investment and voting power, or shares such power with a family member, with respect to the shares set forth in the following table. The inclusion in this table of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares for any other purpose.
The percentage of beneficial ownership in the table below is based on 92,971,865 shares of common stock outstanding as of April 13, 2023.
Unless otherwise indicated below, the address for each beneficial owner is: c/o Ivanhoe Electric Inc., 606 - 999 Canada Place, Vancouver, BC V6C 3E1, Canada.
Name of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percentage of Class
Named Executive Officers and Directors
Robert Friedland(1)(2)(9)	10,397,617	11.2%
Taylor Melvin(3)	—	—
Jordan Neeser(4)	10,000	*
Glen Kuntz(5)	—	—
Russell Ball(6)	—	—
Victoire de Margerie(6)	—	—
Patrick Loftus-Hills	—	—
Hirofumi Katase(6)(9)	44,055	*
Francis Fannon(6)	—	—
Priya Patil(6)(7)	1,972	*
Ronald Vance	—	—
All executive officers, directors, and nominees as a group (15 people)(15)	11,572,694	12.5%
Century Vision Holdings Limited(8)	13,673,178	14.7%
Orion Mine Finance Fund III LP(10)(11)	7,426,991	8.0%
I-Pulse, Inc. (2)(9)(11)	7,137,025	7.7%
Fidelity Contrafund entities(12)	6,330,606	6.8%
BlackRock and its managed funds(13)	5,788,600	6.2%
BHP and its affiliates(14)	5,280,822	5.7%
*	Represents beneficial ownership of less than 1% of our outstanding common stock.
(1)
Beneficial ownership includes (i) 9,385,324 shares of common stock, and (ii) 553,960 shares of common stock that may be acquired upon exchange of the I-Pulse Convertible Notes for shares of common stock currently held by I-Pulse at a price of $4.6929 per share, and (iii) 458,333 shares of common stock issuable upon exercise of vested options. Does not include shares of common stock issuable upon conversion of a convertible note issued by I-Pulse described in note 2 below or 1,041,667 shares of our common stock issuable pursuant to stock options that are not exercisable within 60 days.

(2)
On March 30, 2022, I-Pulse issued to Mr. Friedland a promissory note evidencing I-Pulse’s obligation to repay a principal amount of $10 million with interest at a rate equal to 2% per annum, maturing on December 31, 2023. Under this promissory note, Mr. Friedland has the right to elect to receive, as payment in kind for the principal and interest then outstanding under such note, shares of common stock of the Company currently owned by I-Pulse. The number of shares of common stock will be calculated at a price per share equal to $10.575.

Upon the maturity of such promissory note, if the outstanding balance of principal and interest was not previously paid in kind, I-Pulse may elect to repay such amount either in cash or in kind by delivering shares of common stock of the Company at a per share price equal to $10.575. To the extent that Mr. Friedland exercises his right to receive shares under this promissory note, his percentage ownership in the company will increase and I-Pulse’s percentage ownership will decrease by the same amount.
(3)
Does not include (i) 500,000 shares of our common stock issuable pursuant to stock options, or (ii) 750,000 shares of our common stock issuable pursuant to restricted stock units, that are not exercisable or receivable within 60 days.

(4)	Does not include 500,000 shares of our common stock issuable pursuant to stock options that are not exercisable within 60 days.
(5)
Does not include (i) 300,000 shares of our common stock issuable pursuant to stock options held by Mr. Kuntz, and (ii) 11,520 shares of our common stock issuable pursuant to stock options held by Mr. Kuntz’s spouse that are not exercisable or receivable within 60 days.

(6)	Does not include 4,383 shares of our common stock from the December 31, 2022 vesting of deferred share units that will settle on December 31, 2024.
(7)	Beneficial ownership includes 1,972 shares from settled Deferred Share Units for which Ms. Patil has deferred settlement.
(8)
Beneficial ownership includes (i) 13,083,968 shares of common stock held by Century Vision Holdings Limited (“Century Vision”), and (ii) 589,210 shares of common stock held by Prestige Century Investments Limited (“Prestige Century”). Century Vision and Prestige Century are indirectly owned by members of the Dato’ Dr. Cheng Yu Tung family, and no family member is the beneficial owner of more than 10% of Century Vision or Prestige Century other than family patriarch, Dr. Cheng Kar Shun. Dr. Cheng Kar Shun disclaims beneficial ownership of the shares owned by Century Vision except to the extent of his pecuniary interest therein. The address for Century Vision is 32/F, New World Tower, 18 Queen’s Road Central, Central, Hong Kong.

(9)
I-Pulse is privately held company. Mr. Friedland, our Executive Chairman and former Chief Executive Officer, is the Chairman of the Board of Directors of I-Pulse and owns 22.4% of the outstanding voting capital stock of I-Pulse. Mr. Katase, one of our directors, serves as Executive Vice Chairman, and Director General of Industrial Science and Technology and is a member of the Board of Directors of I-Pulse. Mr. Friedland and Mr. Katase disclaim beneficial ownership of the shares owned by I-Pulse except to the extent of their respective pecuniary interest therein. The address of I-Pulse is 93-95 Gloucester Place, London W1U 6JQ, UK.

(10)
Orion Mine Finance GP III LP (“Orion GP III LP”) is the general partner of Orion Mine Finance Fund III LP (“Orion Mine Finance Fund”), and Orion Mine Finance GP III LLC (“Orion III GP LLC”) is the general partner of Orion III GP LP. Orion GP III LP and Orion III GP LLC may also be deemed to have sole voting and investment power with respect to the shares held by Orion Mine Finance Fund. Orion GP III LP and Orion GP III LLC each disclaim beneficial ownership of such shares of common stock except to the extent of its pecuniary interest therein. Mr. Lewnowski, one of our former directors, is the managing member of Orion III GP LLC. The managing member may be deemed to exercise shared voting and investment power with respect to such shares. The managing member disclaims beneficial ownership of such shares of common stock except to the extent of his pecuniary interest therein. Mr. Lewnowski resigned from the Company’s Board of Directors effective March 17, 2023. The address of Orion is P.O. Box 309, Ugland House, Grand Cayman, KY1-1104.

(11)
On June 14, 2022, I-Pulse entered into a guaranty of certain indebtedness incurred on such date by HPX and owed to OMF Fund III (F) Ltd. (“OMF”). As security for its obligations in respect of such guaranty, I-Pulse entered into a pledge agreement with OMF, pursuant to which I-Pulse granted OMF a pledge of, and a security interest in, 1,702,128 shares of the Company’s common stock currently held by I-Pulse (the “Pledged Shares”). The Pledged Shares are included in the number of shares beneficially owned by I-Pulse. In March 2023, this indebtedness was settled by I-Pulse for cash, and the Pledged Shares were released from the security interest.

(12)
Beneficial ownership includes (i) 4,718,028 shares of common stock held by Fidelity Contrafund, (ii) 1,177,411 shares of common stock held by Fidelity Contrafund Commingled Pool (iii) 429,670 shares of common stock held by Fidelity Contrafund K6 and (iv) 5,497 shares of common stock held by Fidelity Contrafund: Fidelity Advisor New Insights Fund. FMR, LLC (“FMR”) has sole power to direct the disposition of the shares and sole power to vote the shares. Abigail P. Johnson is a Director, the Chair and the Chief Executive Officer of FMR. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR, representing 49% of the voting power of FMR. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR. Neither FMR nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act (“Fidelity Funds”) advised by Fidelity Management & Research Company LLC (“FMR Co. LLC”), a wholly owned subsidiary of FMR, which power resides with the Fidelity Funds’ Boards of Trustees. FMR Co. LLC carries out the voting of the shares under written guidelines established by the Fidelity Funds’ Boards of Trustees. The principal address of FMR is 245 Summer Street, Boston, MA 02210.

(13)
Beneficial ownership includes (i) 2,359,365 shares of common stock held by BlackRock World Mining Trust plc, (ii) 2,321,315 shares of common stock shares of common stock held by BlackRock Global Funds - World Mining Fund, and (iii) 1,107,920 shares of common stock that may be acquired upon exchange of the I-Pulse Convertible Notes for shares of common stock currently held by I-Pulse at a price of $4.6929 per share held by BlackRock World Mining Trust plc. The registered holders of the referenced shares are funds and accounts under management by subsidiaries of BlackRock, Inc. BlackRock, Inc. is the ultimate parent holding company of such subsidiaries. On behalf of such subsidiaries, the applicable portfolio managers, as managing directors (or in other capacities) of such entities, and/or the applicable investment committee members of such funds and accounts, have voting and investment power over the shares held by the funds and accounts which are the registered holders of the referenced shares. Such portfolio managers and/or investment committee members expressly disclaim beneficial ownership of all shares held by such funds and accounts. The address of such funds and accounts, such subsidiaries and such portfolio managers and/or investment committee members is: 12 Throgmorton Avenue, London, EC2N 2DL, United Kingdom.

(14)
Beneficial ownership includes (i) 353,370 shares of common stock held by BHP Manganese Australia Pty Ltd, (ii) 4,761,623 shares of common stock held by WMC Corporate Services Inc. and (iii) 165,829 shares of common stock that may be acquired upon exchange of the I-Pulse Convertible Notes for shares of common stock currently held by I-Pulse at a price of $4.6929 per share held by BHP Manganese Australia Pty Ltd. The BHP Group Limited entities are affiliated with BHP Group Limited, a public company listed on the Australian Stock Exchange, the New York Stock Exchange, the London Stock Exchange and the Johannesburg Stock Exchange. The address of the BHP Group Limited is 171 Collins Street, Melbourne, VIC 3000 Australia.

(15)
Included in this total are: (i) 418,093 shares of common stock deemed to be held by our Chief Operating Officer, (ii) 481,831 shares of common stock deemed to be held by our Chief of Global Exploration, (iii) 49,950 shares of common stock deemed to be held by our Executive Vice President, Business Development and Strategy Execution, and, (iv) 169,177 shares of common stock deemed to be held by our Senior Vice President US Projects.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires our directors and executive officers, as well as beneficial owners of more than 10% of our common stock, to file initial reports of ownership and reports of changes in ownership of Company securities with the Securities and Exchange Commission. Based solely on a review of these reports, written representations from our directors and executive officers, and applicable regulations, we believe that all required reports for the fiscal year ending December 31, 2022 were timely filed, except that, due to administrative errors, a jointly-filed Form 3 for Century Vision Holdings Ltd and Prestige Century Investments Limited, reporting their status as Section 16 reporting persons, was filed late, a Form 3 for I-Pulse Inc., reporting its status as a Section 16 reporting person, was filed late, a Form 4 for Oskar Lewnowski, reporting a conversion transaction, was filed late, a Form 4 for I-Pulse Inc., reporting a conversion transaction, was filed late, and a Form 4 for Evan Young, reporting a grant of an employee stock option, was filed late.
OTHER MATTERS
The Board of Directors knows of no other matters other than those stated in this proxy statement that are to be presented for action at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is intended that proxies will be voted on any such matter in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.
HOUSEHOLDING OF PROXY MATERIALS
Some brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this proxy statement may have been sent to multiple stockholders in a stockholder’s household. The Company will promptly deliver a separate copy of the proxy statement to any stockholder who contacts the Company’s Corporate Secretary by writing to Ivanhoe Electric Inc., 606 - 999 Canada Place, Vancouver, BC V6C 3E1, Canada, or by calling (604) 689-8765. If a stockholder is receiving multiple copies of this proxy statement at the stockholder’s household and would like to receive a single copy of the proxy statement for a stockholder’s household in the future, the stockholder should contact his or her broker, other nominee record holder, or the Company’s Corporate Secretary to request mailing of a single copy of this proxy statement.
THE COMPANY’S WEBSITE
In addition to the information about the Company contained in this proxy statement, information about the Company can be found on its website located at www.ivanhoeelectric.com including information about its management team, products and services and its corporate governance practices. The content on the Company’s website is available for information purposes only, and should not be relied upon for investment purposes, and is not deemed to be incorporated by reference into this proxy statement.
THE COMPANY’S PRINCIPAL EXECUTIVE OFFICE
The Company’s principal executive office is located at 606 - 999 Canada Place, Vancouver, BC V6C 3E1, Canada.
ANNUAL REPORT AND OTHER SEC FILINGS
Our 2022 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K are available on our corporate website www.ivanhoeelectric.com under the “Investors—Reports and Filings” tab. These and other SEC filings, including this proxy statement, are also available on the SEC’s website at www.sec.gov. The Company will provide, without charge, to any person upon written request or telephone call a copy of any of our SEC filings. All such requests should be directed to our Corporate Secretary, Ivanhoe Electric Inc., 606 - 999 Canada Place, Vancouver, BC V6C 3E1, Canada, or by calling (604) 689-8765.

ADDITIONAL QUESTIONS AND INFORMATION REGARDING
THE ANNUAL MEETING AND STOCKHOLDER PROPOSALS
Q:	What happens if additional proposals are presented at the Annual Meeting?
A:
Other than the two proposals described in this proxy statement, we do not expect any matters to be presented for a vote at the Annual Meeting. If you grant a proxy, the Named Proxies will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any unforeseen reason the director nominees not available as a candidate for director, the Named Proxies will vote your proxy for such other candidate as may be nominated by the Board of Directors.

Q:	Who will bear the cost of soliciting votes for the Annual Meeting?
A:
Ivanhoe Electric will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials. However, if you choose to vote over the Internet, you will bear the expenses for your Internet access. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. We will also reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

Q:	May I propose nominees for election to the Board of Directors at next year’s annual meeting of stockholders?
A:
Yes, our bylaws establish an advance notice procedure for stockholders to make nominations for the position of director at an annual meeting. Director nominee proposals for the 2024 Annual Meeting of Stockholders will not be considered timely unless such proposals are received by us no later than February 9, 2024, and no earlier than January 10, 2024, in accordance with our bylaws. Any proposal to nominate a director to our Board of Directors must set forth the information required by our bylaws.

Q:	May I propose other business proposals for consideration at next year’s annual meeting of stockholders?
A:
Yes, you may submit other business proposals for consideration at next year’s annual meeting of stockholders. In order for a stockholder proposal to be considered for inclusion in the proxy statement in reliance on Rule 14a-8 of the Exchange Act and presented at the 2024 annual meeting of stockholders, it must be in such form as is required by the rules and regulations promulgated by the SEC and received by us not less than 120 calendar days before April 28, 2024, the one year anniversary of the date this proxy statement was made available to stockholders (or by December 30, 2023).

A business proposal submitted by a stockholder pursuant to our bylaws and outside of the process of Rule 14a-8 for the 2024 annual meeting of stockholders will not be considered timely unless such proposal is received by us no later than February 9, 2024, and no earlier than January 10, 2024, in accordance with our bylaws. Any business proposal must set forth the information required by our bylaws. The proxy to be solicited on behalf of our Board of Directors for the 2024 annual meeting of stockholders may confer discretionary authority to vote on any such proposal considered to have been received on a non-timely basis that nonetheless properly comes before the 2024 annual meeting of stockholders.

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V08628-P93719

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

IVANHOE ELECTRIC INC.

The Board of Directors recommends you vote FOR the following proposals:

1. Election of Directors	For	Against	Abstain
1a. Robert Friedland	☐	☐	☐
1b. Taylor Melvin	☐	☐	☐
1c. Russell Ball	☐	☐	☐
1d. Hirofumi Katase	☐	☐	☐
1e. Patrick Loftus-Hills	☐	☐	☐
1f. Victoire de Margerie	☐	☐	☐
1g. Priya Patil	☐	☐	☐
1h. Ronald Vance	☐	☐	☐

	For	Against	Abstain
2. Ratification of the appointment of Deloitte LLP as the independent registered public accounting firm.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement and Annual Report are available at www.proxyvote.com.

V08629-P93719

IVANHOE ELECTRIC INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS
JUNE 8, 2023

The stockholder(s) hereby appoint(s) Taylor Melvin and Cassandra Joseph, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Ivanhoe Electric Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at Canopy by Hilton Tempe Downtown, 108 E. University Drive, Tempe, AZ 85281 at 8:30 a.m., MST on Thursday, June 8, 2023, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S), OR IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS' RECOMMENDATION. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IN THEIR DISCRETION, THE PERSONS NAMED ABOVE, ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE